UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material under §240.14a-12

THE ADVISORS' INNER CIRCLE FUND III

GALLERY TRUST

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.
[ ]	Fee paid previously with preliminary materials.
[ ]	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

THE ADVISORS’ INNER CIRCLE FUND III
GALLERY TRUST

One Freedom Valley Drive
Oaks, Pennsylvania 19456

May 9, 2025

Dear Shareholder:

Enclosed is a notice, proxy statement and proxy card for a joint Special Meeting of Shareholders (the “Meeting”) of each series (each, a “Fund,” and together, the “Funds”) of The Advisors’ Inner Circle Fund III and Gallery Trust (each, a “Trust,” and together, the “Trusts”). The Meeting is scheduled to be held at 10:00 a.m., Eastern Time, on June 11, 2025, at the offices of SEI Investments Company, One Freedom Drive, Oaks, PA 19456. If you are a shareholder of record of a Fund as of the close of business on April 22, 2025, you are entitled to vote at the Meeting, and any adjournment or postponement of the Meeting. The enclosed proxy materials are first being mailed to shareholders on or about May 9, 2025.

At the Meeting, shareholders of each Fund will be asked to elect Trustees to the Board of Trustees of the Trusts. There are six nominees, one of whom is a new trustee and five of whom are existing trustees. Information about the nominees is provided in the accompanying proxy statement (the “Proposal”).

The Board of Trustees of the Trusts has unanimously approved the Proposal and recommends that you vote “FOR” the Proposal as further described in the enclosed proxy statement.

Your vote is important to us. Please review the enclosed proxy statement and vote your shares today. We have enclosed a proxy card that we ask you to complete, sign, date, and return as soon as possible, unless you plan to attend the Meeting and vote, or plan to vote pursuant to one of the other methods described in the enclosed instructions. Please follow the enclosed instructions to utilize your voting methods.

If we do not receive your vote promptly, you may be contacted by a representative of the Funds, who will remind you to vote your shares.

Thank you for your attention and consideration of this important Proposal and for your investment in the Funds. If you need additional voting information, please call shareholder services at 1-877-446-3863.

Sincerely,

/s/ Michael Beattie

Michael Beattie
President

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY CARD IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, ALONG WITH INSTRUCTIONS ON HOW TO VOTE OVER THE INTERNET OR BY TELEPHONE, SHOULD YOU PREFER TO VOTE BY ONE OF THOSE METHODS.

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS
THE ADVISORS’ INNER CIRCLE FUND III
GALLERY TRUST

One Freedom Valley Drive
Oaks, Pennsylvania 19456

Notice is hereby given that a joint Special Meeting of Shareholders (the “Meeting”) of the series (each, a “Fund,” and together, the “Funds”) of The Advisors’ Inner Circle Fund III and Gallery Trust (each, a “Trust,” and together, the “Trusts”) will be held on June 11, 2025 at 10:00 a.m. Eastern Time, at the offices of SEI Investments Company, One Freedom Valley Drive, Oaks, PA 19456, for the following purposes, as further described in the attached Proxy Statement:

1.    To elect, as a slate of nominees, each of the current Trustees and a new Trustee (individually, a “Nominee” and collectively, the “Nominees”) to the Board of Trustees of the Trusts.

In addition, shareholders may be asked to consider and act upon other matters as may properly come before the Meeting and any adjournments thereof.

Shareholders of record of each Fund at the close of business on April 22, 2025 are entitled to notice of and to vote at the Meeting or any adjournment or postponement thereof. You are invited to attend the Meeting and vote. However, if you are unable to attend the Meeting, you are requested to mark, sign and date the enclosed proxy card and return it promptly in the enclosed, postage-paid envelope so that it is received before the Meeting is called to order, the Meeting may be held and a maximum number of shares may be voted. In addition, you can vote easily and quickly by Internet or by telephone. Your vote is important no matter how many shares you own. You may change your vote even though a proxy has already been returned by providing written notice to the applicable Fund, by submitting a subsequent proxy using the mail, by Internet, by telephone or by voting at the Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting To Be Held on June 11, 2025.

The proxy statement is available on the Internet at https://vote.proxyonline.com/AIC/docs/2025meeting pdf.

By Order of the Board of Trustees

/s/ Michael Beattie

Michael Beattie
President

THE ADVISORS’ INNER CIRCLE FUND III
GALLERY TRUST

One Freedom Valley Drive
Oaks, Pennsylvania 19456

JOINT SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 11, 2025

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees of the series (each, a “Fund,” and together, the “Funds”) of The Advisors’ Inner Circle Fund III and Gallery Trust (each a “Trust,” and together, the “Trusts”), to be voted at a joint special meeting of shareholders of the Funds to be held at the offices of SEI Investments Company, One Freedom Valley Drive, Oaks, PA 19456 on June 11, 2025 at 10:00 a.m. Eastern Time and at any adjourned or postponed session thereof (such special meeting and any adjournment or postponement thereof are hereinafter referred to as the “Meeting”). Shareholders of record of the Funds at the close of business on April 22, 2025 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting. This proxy statement and the accompanying notice of special meeting and proxy card are first being mailed to shareholders on or about May 9, 2025.

The Meeting is being held to consider and vote on the following proposal as well as any other business that may properly come before the Meeting:

1:    To elect, as a slate of nominees, each of the current Trustees and a new Trustee (individually, a “Nominee” and collectively, the “Nominees”) to the Board of Trustees of the Trusts.

Each full share of a Fund will be entitled to one vote at the Meeting, and each fraction of a share will be entitled to the fraction of a vote equal to the proportion of a full share represented by the fractional share. The number of shares of each Fund issued and outstanding as of the Record Date is included in Appendix A.

The Funds will pay all expenses related to conducting this proxy, including, but not limited to, preparation, printing and mailing of this proxy statement and its enclosures, legal fees, and solicitation costs.

In this proxy statement, the term “Board” refers to the Board of Trustees of the Trusts, and the term “Trustee” includes each trustee of the Trusts. A Trustee who is an “interested person,” as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), of the Trusts is referred to in this proxy statement as an “Interested Trustee.” A Trustee who is not an “interested person,” as defined in the 1940 Act, of the Trusts is referred to in this proxy statement as an “Independent Trustee.” The Advisors’ Inner Circle Fund III (“AIC III”) and Gallery Trust (“Gallery”) are each referred to in this proxy statement as a “Trust,” and are collectively referred to in this proxy statement as the “Trusts.” Each series of the Trusts is referred to in this proxy statement as a “Fund,” and are collectively referred to in this proxy statement as the “Funds.”

The Board, including each of the Independent Trustees, unanimously recommends that shareholders of the Funds vote in favor of the Proposal.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

The Proxy Statement is available at:

https://vote.proxyonline.com/AIC/docs/2025meeting pdf

PROPOSAL: ELECTION OF TRUSTEES

It is proposed that, Jon C. Hunt, Thomas P. Lemke, Nichelle Maynard-Elliott, Jay C. Nadel, Randall S. Yanker, and John G. Alshefski (each, a “Nominee” and collectively, the “Nominees”) be elected at the Meeting to serve as Trustees of the Trusts (the “Proposal”). All of the Nominees, with the exception of Mr. Alshefski, currently serve on the Board.

Mr. Alshefski has been nominated to succeed William M. Doran as an Interested Trustee. Mr. Doran, a currently elected Interested Trustee, will not be presented to shareholders for election due to the timing of his anticipated retirement in 2025. Mr. Doran will continue to serve as an elected Interested Trustee until his retirement.

Section 16(a) of the 1940 Act generally requires the trustees of an investment company to be elected by shareholder vote. Section 16(a) provides, however, that trustees may be appointed without the election of shareholders if, immediately after such appointment, at least two-thirds of the trustees then holding office have been elected by shareholders. Currently, four of the six Trustees (Messrs. Doran, Hunt, Lemke and Yanker) have been elected by shareholders, while two of the six Trustees (Ms. Maynard-Elliott and Mr. Nadel) have been appointed by the Board but not elected by shareholders. Accordingly, a shareholder vote must be held in order for Mr. Alshefski to serve on the Board.

Each Nominee has consented to being named in this proxy statement and has agreed to serve as a Trustee if elected. The Board does not know of any reason why any Nominee would be unable to serve as a Trustee, but if any Nominee should become unable to serve prior to the Meeting, the proxy holders reserve the right to vote for another person of their choice as Trustee.

Although the re-election by shareholders of previously elected Trustees is not required by applicable law or each Trust’s governing documents when electing the Nominees, the Board has determined that it is in the best interests of the Funds to seek re-election by shareholders (or election in the case of Trustees that were previously appointed to the Board) of all current Trustees, with the exception of Mr. Doran, to promote efficiency and to attempt to reduce future costs and expenses of the Funds. As such, if the Nominees are elected, following the Meeting, all of the Trustees of the Trusts will be elected by shareholders, which will likely permit the Board to fill future vacancies on the Board over time before next having to incur the costly expense of a proxy solicitation.

If a plurality of voting shareholders of a Trust do not elect any or all of the current Trustees, such vote will not impact the composition of the Board, but may result in higher costs and expenses of the Funds in the future.

Information about the Nominees

Certain information with respect to the nominees for election, including each of the current Trustees presented for re-election, is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment and certain trusteeships that each person holds, and the length of time served in such capacity with the Funds. Unless otherwise noted, the business address of each Nominee is One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Name and Year of Birth	Position with the Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen or to be Overseen by Nominee	Other Directorships Held by Trustee or Nominee for Trustee
Interested Trustee Nominee (New Trustee)
John G. Alshefski[2] (Born: 1966)	N/A	N/A	Senior Vice President and Head of SEI Investment Manager Services for Traditional Asset Managers, SEI Investments Company, Inc., since 2013. Head of SEI Offshore Fund Servicing Business Line, SEI Investments Company, Inc., from 1996 to 2013. Fund Accounting Director, SEI Investments Company, from 1992 to 1996.	48	None

[1]

There is no stated term of office for the Trustees and officers of the Funds. Nevertheless, an independent Trustee must retire from the Board as of the end of the calendar year in which such independent Trustee first attains the age of seventy-five years; provided, however, that, an independent Trustee may continue to serve for one or more additional one calendar year terms after attaining the age of seventy-five years (each calendar year a “Waiver Term”) if, and only if, prior to the beginning of such Waiver Term: (1) the Governance Committee (a) meets to review the performance of the independent Trustee; (b) finds that the continued service of such independent Trustee is in the best interests of the Funds; and (c) unanimously approves excepting the independent Trustee from the general retirement policy set out above; and (2) a majority of the Trustees approves excepting the independent Trustee from the general retirement policy set out above.

[2]	Mr. Alshefski may be deemed to be an “interested” person, as that term is defined in the 1940 Act, of the Funds by virtue of his affiliation with SEI Investments Company, Inc. and/or its affiliates.

Name and Year of Birth	Position with the Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen or to be Overseen by Nominee	Other Directorships Held by Trustee or Nominee for Trustee
Independent Trustee Nominees
Jon C. Hunt (Born: 1951)	Trustee and Lead Independent Trustee	Since 2014	Retired since 2013. Consultant to Management, Convergent Capital Management, LLC (“CCM”) from 2012 to 2013. Managing Director and Chief Operating Officer, CCM from 1998 to 2012.	48

Current Directorships: Trustee of City National Rochdale Funds (3), The Advisors’ Inner Circle Fund III, Gallery Trust, Wilshire Private Assets Master Fund, Wilshire Private Assets Fund and Symmetry Panoramic Trust. Director of Chiron Capital Allocation Fund Ltd., FS Alternatives Fund (Cayman), FS Real Asset Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd.

Former Directorships: Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022. Trustee of Wilshire Private Assets Tender Fund to 2024.

Name and Year of Birth	Position with the Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen or to be Overseen by Nominee	Other Directorships Held by Trustee or Nominee for Trustee
Thomas P. Lemke (Born: 1954)	Trustee	Since 2014	Retired since 2013. Executive Vice President and General Counsel, Legg Mason, Inc. from 2005 to 2013.	48

Current Directorships: Trustee of The Advisors’ Inner Circle Fund III, Gallery Trust, Wilshire Private Assets Master Fund, Wilshire Private Assets Fund, Symmetry Panoramic Trust and J.P. Morgan Funds (171 Portfolios). Director of Chiron Capital Allocation Fund Ltd., FS Alternatives Fund (Cayman), FS Real Asset Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd.

Former Directorships: Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022. Trustee of Wilshire Private Assets Tender Fund to 2024.

Name and Year of Birth	Position with the Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen or to be Overseen by Nominee	Other Directorships Held by Trustee or Nominee for Trustee
Nichelle Maynard-Elliott (Born: 1968)	Trustee	Since 2021	Independent Director since 2018. Executive Director, M&A at Praxair Inc. from 2011-2019.	48

Current Directorships: Trustee of The Advisors’ Inner Circle Fund III, Gallery Trust, Wilshire Private Assets Master Fund, Wilshire Private Assets Fund and Symmetry Panoramic Trust. Director of Chiron Capital Allocation Fund Ltd., FS Alternatives Fund (Cayman), FS Real Asset Fund (Cayman), Legal & General Commodity Strategy Fund Offshore Ltd., Xerox Holdings Corporation and Lucid Group, Inc.

Former Directorships: Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022. Trustee of Wilshire Private Assets Tender Fund to 2024. Director of Element Solutions inc. to 2024.

Name and Year of Birth	Position with the Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen or to be Overseen by Nominee	Other Directorships Held by Trustee or Nominee for Trustee
Jay C. Nadel (Born: 1958)	Trustee	Since 2016	Self-Employed Consultant since 2004. Executive Vice President, Bank of New York Broker Dealer from 2002 to 2004. Partner/Managing Director, Weiss Peck & Greer/Robeco from 1986 to 2001.	48

Current Directorships: Chairman of the Board of Trustees of City National Rochdale Funds (3). Trustee of The Advisors’ Inner Circle Fund III, Gallery Trust, Wilshire Private Assets Master Fund, Wilshire Private Assets Fund, Symmetry Panoramic Trust, and Alger Funds (33). Director of Chiron Capital Allocation Fund Ltd., FS Alternatives Fund (Cayman), FS Real Asset Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd.

Former Directorships: Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022. Trustee of Wilshire Private Assets Tender Fund to 2024.

Name and Year of Birth	Position with the Funds	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen or to be Overseen by Nominee	Other Directorships Held by Trustee or Nominee for Trustee
Randall S. Yanker (Born: 1960)	Trustee	Since 2014	Co-Founder and Senior Partner, Alternative Asset Managers, L.P. since 2004.	48

Current Directorships: Trustee of The Advisors’ Inner Circle Fund III, Gallery Trust, Wilshire Private Assets Master Fund, Wilshire Private Assets Fund and Symmetry Panoramic Trust. Independent Non-Executive Director of HFA Holdings Limited. Director of Chiron Capital Allocation Fund Ltd., FS Alternatives Fund (Cayman), FS Real Asset Fund (Cayman) and Legal & General Commodity Strategy Fund Offshore Ltd.

Former Directorships: Trustee of Winton Diversified Opportunities Fund (closed-end investment company) to 2018. Director of Navigator Global Investments Limited to 2020. Trustee of Schroder Global Series Trust to 2021. Trustee of Schroder Series Trust to 2022. Trustee of Wilshire Private Assets Tender Fund to 2024.

Individual Nominee Qualifications.

The Board has concluded that each of the Nominees should serve (or continue to serve, as applicable) on the Board because of their ability to review and understand information about the Funds provided to them by management, to identify and request other information they may deem relevant to the performance of their duties, to question management and other service providers regarding material factors bearing on the management and administration of the Funds, and to exercise their business judgment in a manner that serves the best interests of the Funds’ shareholders. The

Board has concluded that each of the Nominees should serve (or continue to serve, as applicable) as a Trustee based on their own experience, qualifications, attributes and skills as described below.

New Interested Trustee Nominee

The Board has concluded that Mr. Alshefski should serve as Trustee because of the experience he has gained in his various roles with SEI Investments Company and his knowledge of the financial services industry. Mr. Alshefski currently serves as Senior Executive Vice President for SEI Investments Company, Inc. Mr. Alshefski previously held a variety of positions at SEI Investments Company, which he joined in 1992, including as a Fund Accounting Director and as a Business Manager. Before joining SEI, Mr. Alshefski was a Senior Auditor at PricewaterhouseCoopers LLP.

Current Independent Trustees

The Board has concluded that Mr. Hunt should continue to serve as Trustee because of the experience he gained in a variety of leadership roles with different investment management institutions, his experience in and knowledge of the financial services industry, and the experience he has gained as a board member of open-end, closed-end and private funds investing in a broad range of asset classes, including alternative asset classes.

The Board has concluded that Mr. Lemke should continue to serve as Trustee because of the extensive experience he gained in the financial services industry, including experience in various senior management positions with financial services firms and multiple years of service with a regulatory agency, his background in controls, including legal, compliance and risk management, and his service as general counsel for several financial services firms.

The Board has concluded that Ms. Maynard-Elliott should continue to serve as Trustee because of the experience she gained in a variety of leadership roles at a leading industrial company, the experience she has gained as a board member of several prominent companies, and her legal and financial management expertise.

The Board has concluded that Mr. Nadel should continue to serve as Trustee because of the experience he gained in a variety of leadership roles with an audit firm and various financial services firms, his experience in and knowledge of the financial services industry, and the experience he has gained serving on other mutual fund and operating company boards.

The Board has concluded that Mr. Yanker should continue to serve as Trustee because of the experience he gained in a variety of leadership roles with the alternative asset management divisions of various financial services firms, his experience in and knowledge of the financial services industry, and the experience he has gained advising institutions on alternative asset management.

Board Leadership Structure and Role in Risk Oversight

There are currently six members of the Board, five of whom are Independent Trustees. Mr. Doran, an Interested Trustee, serves as Chairman of the Board. Mr. Hunt, an Independent Trustee, serves as the lead Independent Trustee. The Funds have determined their leadership structure is appropriate given the specific characteristics and circumstances of the Funds. The Funds made this determination in consideration of, among other things, the fact that the Independent Trustees constitute more than three-quarters of the Board, the fact that the chairperson of each Committee of the Board is an Independent Trustee and the amount of assets under management in the Funds. The Board also believes that its leadership structure facilitates the orderly and efficient flow of information to the Independent Trustees from Fund management. During the fiscal years ended July 31, 2024, September 30, 2024, October 31, 2024, November 30, 2024, December 31, 2024, and March 31, 2025, the Board met six (6), six (6), five (5), five (5), five (5), and six (6) times, respectively.

In his role as lead Independent Trustee, Mr. Hunt, among other things: (i) presides over Board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the Independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates communication between the Independent Trustees and management, and among the Independent Trustees; (v) serves as a key point person for dealings between the Independent Trustees and management; and (vi) has such other responsibilities as the Board or Independent Trustees determine from time to time.

The management and affairs of each Trust and their respective series are overseen by the Trustees. The Board approves contracts under which certain companies provide essential management services to the Trusts. Like most mutual funds, the day-to-day business of the Funds, including the management of risk, is performed by third party service providers, such as the Funds’ investment advisers and sub-advisers (each, an “Adviser,” and, together, the “Advisers”), SEI Investments Distribution Company (the “Distributor”) and SEI Investments Global Funds Services (the “Administrator”). The Trustees are responsible for overseeing the Funds’ service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Funds. The Funds and their service providers employ a variety of processes, procedures and controls to identify various possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of a Fund’s business (e.g., the Adviser is responsible for the day-to-day management of a Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Funds’ service providers the importance of maintaining vigorous risk management.

The Trustees’ role in risk oversight begins before the inception of a Fund, at which time certain of the Fund’s service providers present the Board with information concerning the investment objective, strategies and risks of the Fund as well as proposed investment limitations for the Fund. Additionally, the Adviser provides the Board with an overview of, among other things, its respective investment philosophy, brokerage practices and compliance infrastructure. Thereafter, the Board continues its oversight function as various personnel, including the Funds’ Chief Compliance Officer, as well as personnel of the Adviser and other service providers such as the Fund’s independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Funds may be exposed.

The Board is responsible for overseeing the nature, extent and quality of the services provided to a Fund by the Adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the advisory agreement with the Adviser, the Board meets with the Adviser to review such services. Among other things, the Board regularly considers the Adviser’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Fund’s investments, including, for example, reports on the Adviser’s use of derivatives and illiquid securities in managing the Fund, if any, as well as reports on the Fund’s investments in other investment companies, if any.

The Funds’ Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund and Adviser risk assessments. At least annually, the Funds’ Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the policies and procedures of the Funds and their service providers, including the Advisers. The report addresses the operation of the policies and procedures of the Funds and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Funds’ service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Adviser makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the independent registered public accounting firms review with the Audit Committee their audits of the Funds’ financial statements, focusing on major areas of risk encountered by the Funds and noting any significant deficiencies or material weaknesses in the Funds’ internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Funds in their periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Funds’ internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Funds’ financial reporting and the preparation of the Funds’ financial statements.

From their review of these reports and discussions with the Adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Funds, thereby facilitating a dialogue about how management and the service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect a Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Funds’ goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Funds’ investment management and business affairs are carried out by or through the Adviser and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Funds’ and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Board Committees

The Board has two standing committees: the Audit Committee and the Governance Committee.

Audit Committee. The Board has a standing Audit Committee that is composed of each of the Independent Trustees. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as each Fund’s independent registered public accounting firm and whether to terminate this relationship; (ii) reviewing each independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; (iii) pre-approving audit and non-audit services provided by each Fund’s independent registered public accounting firm to the Fund and certain other affiliated entities; (iv) serving as a channel of communication between the independent registered public accounting firms and the Trustees; (v) reviewing the results of each external audit, including any qualifications in an independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Audit Committee by the internal auditing department of the Administrator that are material to the Funds, if any, and management’s responses to any such reports; (vi) reviewing each Fund’s audited financial statements and considering any significant disputes between Fund management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent registered public accounting firms and the Funds’ senior internal accounting executive, if any, the independent registered public accounting firms’ reports on the adequacy of the internal financial controls; (viii) reviewing, in consultation with each Fund’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing each Fund’s financial statements; and (ix) other audit related matters. Ms. Maynard-Elliott and Messrs. Hunt, Lemke, Nadel and Yanker currently serve as members of the Audit Committee. Mr. Nadel serves as Chair of the Audit Committee. The Audit Committee charter is attached hereto as Appendix B. The Audit Committee meets periodically, as necessary, and met four (4) times during fiscal year ended July 31, 2024, and five (5) times during fiscal years ended September 30, 2024, October 31, 2024, November 30, 2024, December 31, 2024, and March 31, 2025.

Governance Committee. The Board has a standing Governance Committee that is composed of each of the Independent Trustees. The Governance Committee operates under a written charter approved by the Board. The principal responsibilities of the Governance Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self-assessment of the Board’s operations; (iii) selecting and nominating all persons to serve as Independent Trustees and considering proposals of and making recommendations for “interested” Trustee candidates to the Board; and (iv) reviewing shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Governance Committee at the Funds’ office. In identifying and evaluating candidates for election to the Board, the Governance Committee may consider a wide variety of factors relating to a candidate’s relevant skills, experiences and suitability for membership on the Board. The Governance Committee will evaluate candidates recommended by shareholders in the same manner as it considers candidates identified through other means. Ms. Maynard-Elliott and Messrs. Hunt, Lemke, Nadel and Yanker currently serve as members of the Governance Committee. Ms. Maynard-Elliott serves as Chair of the Governance Committee. The Governance Committee Charter is attached hereto as Appendix C. The Governance Committee meets periodically, as necessary, and met two (2) times during each Fund’s most recently completed fiscal year.

Fund Shares Owned by Nominees. The following table shows the dollar amount range of each Nominee’s “beneficial ownership” of shares of each of the Funds as of December 31, 2024. Dollar amount ranges disclosed are established by the SEC.

“Beneficial ownership” is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. Unless otherwise noted, each Nominee owns less than 1% of the outstanding shares of each Fund.

Name	Dollar Range of Equity Securities in a Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Nominee
Interested Trustee Nominee
John G. Alshefski	None	None
Independent Trustee Nominees
Jon C. Hunt	None	None
Thomas P. Lemke	Over $100,000 (First Foundation Total Return Fund)	Over $100,000
Nichelle Maynard-Elliott	None	None
Jay C. Nadel	None	None
Randall S. Yanker	None	None

Communication with the Board

Shareholders with questions about the Funds are encouraged to contact the Funds. Shareholders may communicate with the Funds or the Board by mailing their communications to the Fund at One Freedom Valley Drive, Oaks, Pennsylvania 19456. All Shareholder communications received in this manner will be delivered as appropriate to one or more members of the Board.

Compensation Of Trustees

The Interested Trustees do not receive compensation from the Funds. Each Independent Trustee receives an annual fee for services provided to the Funds. The chart below provides information about the total compensation paid to the Independent Trustees by the Funds during the year ended December 31, 2024.

Compensation Table

Name and Position	Aggregate Compensation from AIC III(1)	Aggregate Compensation from Gallery(1)	Pension or Retirement Benefits Accrued as Part of the Fund Expenses	Estimated Annual Benefits Upon Retirement
Independent Trustee Nominees
Jon C. Hunt	$167,053.40	$10,597.17	N/A	N/A
Thomas P. Lemke	$167,053.40	$10,597.17	N/A	N/A
Nichelle Maynard-Elliott	$167,053.40	$10,597.17	N/A	N/A
Jay C. Nadel	$167,053.40	$10,597.17	N/A	N/A
Randall S. Yanker	$167,053.40	$10,597.17	N/A	N/A

(1)	Because the series of each Trust have different fiscal year ends, the amounts shown above are presented on a calendar year basis.

Required Vote

All Nominees receiving a plurality of the votes cast at the Meeting with respect to a Trust will be elected as Trustees of the Trust, provided that thirty-three and one third percent (33 1/3%) of the shares of the Trust entitled to vote are present in person or by proxy at the Meeting. The election of Trustees for one Trust is not contingent on the election of Trustees for the other Trust.

With a plurality vote, the Nominees who receive the highest number of votes will be elected, even if they receive votes from less than a majority of the votes cast. Because the Nominees are running unopposed, assuming a quorum is present, all Nominees are expected to be elected as Trustees, as all Nominees who receive a single vote in his or her favor will be elected, while votes not cast or votes to withhold (or abstentions) will have no effect on the election outcome.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE ELECTION OF ALL NOMINEES.

ADDITIONAL INFORMATION

Information about the Trusts’ Officers

Set forth below are the names, years of birth, position with the Trusts and length of time served, and the principal occupations for the last five years of each of the persons currently serving as executive officers of the Trusts. There is no stated term of office for the officers of the Trusts. The officers of the Funds do not receive compensation from the Funds, except that a portion of the Funds’ Chief Compliance Officer’s salary is paid by the Funds. Unless otherwise noted, the business address of each officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

Name and Year of Birth	Position and Length of Time Served	Principal Occupations in the Past Five Years
Michael Beattie (Born: 1965)	President (since 2014)	Managing Director, SEI Investments, since 2021. Director of Client Service, SEI Investments, from 2004 to 2021.
James Bernstein (Born: 1962)	Vice President (since 2017) and Secretary (since 2020)

Attorney, SEI Investments, since 2017.

Prior Positions: Self-employed consultant, 2017.

Associate General Counsel & Vice President, Nationwide Funds Group and Nationwide Mutual Insurance Company, from 2002 to 2016. Assistant General Counsel & Vice President, Market Street Funds and Provident Mutual Insurance Company, from 1999 to 2002.

John Bourgeois (Born: 1973)	Assistant Treasurer (since 2017)	Director of Fund Accounting, SEI Investments, since 2023. Fund Accounting Manager, SEI Investments, from 2000 to 2024.
Eric C. Griffith (Born: 1969)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2019. Vice President and Assistant General Counsel, JPMorgan Chase & Co., from 2012 to 2018.
Matthew M. Maher (Born: 1975)	Vice President and Assistant Secretary (since 2018)

Counsel at SEI Investments since 2018. Attorney, Blank Rome LLP, from 2015 to 2018. Assistant Counsel & Vice President, Bank of New York Mellon, from 2013 to 2014. Attorney, Dilworth Paxson LLP, from 2006 to 2013.

Andrew Metzger (Born: 1980)	Treasurer, Controller and Chief Financial Officer (since 2021)

Managing Director of Fund Accounting, SEI Investments, since 2024. Director of Fund Accounting, SEI Investments, from 2020 to 2024. Senior Director, Embark, from 2019 to 2020. Senior Manager, PricewaterhouseCoopers LLP, from 2002 to 2019.

Robert Morrow (Born: 1968)	Vice President (since 2017)	Account Manager, SEI Investments, since 2007.

Name and Year of Birth	Position and Length of Time Served	Principal Occupations in the Past Five Years
Stephen F. Panner (Born: 1970)	Chief Compliance Officer (since 2022)

Chief Compliance Officer of SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional Investments Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Catholic Values Trust, SEI Exchange Traded Funds, SEI Structured Credit Fund LP, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II, The Advisors’ Inner Circle Fund III, Bishop Street Funds, Frost Family of Funds, Gallery Trust, Wilshire Private Assets Master Fund, Wilshire Private Assets Fund, and Catholic Responsible Investments Funds since September 2022. Chief Compliance Officer of SEI Alternative Income Fund since May 2023. Chief Compliance Officer of Symmetry Panoramic Trust since December 2023. Fund Compliance Officer of SEI Investments Company from February 2011 to September 2022. Fund Accounting Director and CFO and Controller for the SEI Funds from July 2005 to February 2011.

Alexander F. Smith (Born: 1977)	Vice President and Assistant Secretary (since 2020)	Counsel at SEI Investments since 2020. Associate Counsel & Manager, Vanguard, 2012 to 2020. Attorney, Stradley Ronon Stevens & Young, LLP, 2008 to 2012.
Bridget E. Sudall (Born: 1980)	Anti-Money Laundering Compliance Officer and Privacy Officer (from 2015 – May 2022; from November 2022 – June 2023; and since April 2024)	Chief Compliance Officer of SEI Operations since 2018.

Independent Registered Public Accounting Firms

PricewaterhouseCoopers LLP (“PwC”), Ernst & Young LLP (“E&Y”), Deloitte and Touche LLP (“Deloitte”), and Cohen & Company, Ltd. (“Cohen”) (each, an “Auditor,” and, together, the “Auditors”) serve as the independent registered public accounting firms for the Funds. Representatives of the Auditors are not expected to be present at the Meeting but have been given an opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

Changes in Independent Registered Public Accounting Firms

(a) Ecofin Global Renewables Infrastructure Fund, a series of AIC III (the “Ecofin Global Fund”), is the successor to the Ecofin Global Renewables Infrastructure Fund, a series of Managed Portfolio Series (the “Predecessor Fund”). The Ecofin Global

Fund acquired the assets and assumed all of the liabilities of the Predecessor Fund on September 30, 2024 (the “Reorganization”). As a result of the Reorganization, the Ecofin Global Fund assumed the accounting history of the Predecessor Fund. At a meeting held on June 17, 2024, the Audit Committee of the Ecofin Global Fund approved the appointment of PwC as the Ecofin Global Fund’s independent registered public accounting firm for the fiscal year ended November 30, 2024. Accordingly, as a result of the Reorganization, a change in the Predecessor Fund’s independent registered public accounting firm, E&Y, was deemed to occur as of the closing of the Reorganization on September 30, 2024.

E&Y’s reports on the financial statements of the Predecessor Fund as of and for the fiscal years ended November 30, 2023, and 2022, did not contain an adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope, or accounting principles.

During each of the two fiscal years ended November 30, 2023 and 2022, and the subsequent interim period through September 30, 2024, there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of the disagreement in connection with E&Y’s reports on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934 with respect to the Predecessor Fund.

(b) On August 5, 2024, the Audit Committee of the KBI Global Investors Aquarius Fund, a series of AIC III, dismissed E&Y as KBI Global Investors Aquarius Fund’s independent registered public accounting firm for the fiscal-year-ended July 31, 2024. E&Y’s report on the financial statements of the KBI Global Investors Aquarius Fund for the fiscal-periods-ended July 31, 2023 and 2022, did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

For the two fiscal-years-ended July 31, 2023 and 2022, and the subsequent interim period through August 5, 2024, there have been no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference to the subject matter of the disagreement in connection with E&Y’s report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

On September 11, 2024, the Audit Committee of the KBI Global Investors Aquarius Fund approved the appointment of Cohen as the KBI Global Investors Aquarius Fund’s independent registered public accounting firm for the fiscal-year-ended July 31, 2024.

Audit Fees

Below are the aggregate fees billed by the Auditors in the Funds’ last two fiscal years for professional services rendered by the Auditors for the audit of the Funds’ annual financial statements and services normally provided by the Auditors in connection with statutory and regulatory filings.

PwC

Fiscal Year End	Trust	Funds(1)	2023	2024
March 31	AIC III	GQG Partners Emerging Markets Equity Fund	$707,015	$743,520
		GQG Partners Global Quality Equity Fund
		GQG Partners US Quality Select Equity Fund
		GQG Partners US Quality Dividend Income Fund
		GQG Partners International Quality Dividend Income
		GQG Partners Global Quality Dividend Income Fund

September 30	AIC III	Mesirow Enhanced Core Plus Fund	$742,366	$808,066
		Mesirow High Yield Fund
		Mesirow Small Company Fund
		Redwheel Global Emerging Equity Fund
		Nicholas Partners Small Cap Growth Fund
		Southernsun Small Cap Fund
		Southernsun US Equity Fund

October 31	AIC III	Knights Of Columbus Core Bond Fund	$717,900	$734,463
		Knights Of Columbus Limited Duration
		Knights Of Columbus Large Cap Growth
		Knights Of Columbus Large Cap Value
		Knights Of Columbus Small Cap Value
		Knights Of Columbus International Equity
		Knights Of Columbus Long-Short Equity
		Knights Of Columbus U.S. All Cap Index
		Knights Of Columbus Real Estate Fund
		Chiron Capital Allocation Fund

October 31	Gallery	Mondrian International Value Equity Fund	$103,760	$109,059
		Mondrian Emerging Markets Value Equity Fund
		Mondrian Global Listed Infrastructure Fund
		Mondrian Global Equity Value Fund

November 30	AIC III	Ecofin Global Renewables Infrastructure Fund	$717,900	$776,392

December 31	AIC III	Democracy International ETF	$717,900	$797,690
		Penn Mutual AM Strategic Income Fund
		Penn Mutual AM 1847 Income Fund

E&Y

Fiscal Year End	Trust	Funds(1)	2023	2024
September 30	AIC III	Democratic Large Cap Core ETF	$138,710	$138,792
		Rayliant Quantamental China Equity ETF
		Rayliant Quantitative Developed Market Equity ETF
		Rayliant Quantamental Emerging Market Equity ETF
		Rayliant Smdam Japan Equity ETF

October 31	AIC III	Pinebridge Dynamic Asset Allocation Fund	$137,200	$113,052

December 31	AIC III	ARGA Emerging Markets Value Fund	$303,108	$392,971
		ARGA International Value Fund
		ARGA Value Fund
		Strategas Global Policy Opportunities ETF
		Strategas Macro Thematic Opportunities ETF
		Strategas Macro Momentum ETF
		FS Multi-Strategy Alternatives Fund
		FS Chiron Real Development Fund

Cohen

Fiscal Year End	Trust	Funds(1)	2023	2024
July 31	AIC III	KBI Global Investors Aquarius Fund	$24,990	$24,700

Deloitte

Fiscal Year End	Trust	Funds(1)	2023	2024
July 31	AIC III	Chevy Chase Trust Thematic Equity Fund	$27,300	$26,780

September 30	AIC III	First Foundation Total Return Fund	$60,000	$65,600
		First Foundation Fixed Income Fund

October 31	AIC III	Metlife Core Plus Fund	$30,624	$30,000

Audit-Related Fees

There were no fees billed by the Auditors in the Funds’ last two fiscal years for assurance and related services rendered by the Auditors that are reasonably related to the performance of the audit of the Funds’ financial statements and are not reported under “Audit Fees” above.

Tax Fees

Below are the aggregate fees billed by the Auditors in the Funds’ last two fiscal years for professional services rendered by the Auditors for tax compliance, tax advice, and tax planning (“Tax Services”).

PwC

Fiscal Year End	Trust	Funds(1)	2023	2024
March 31	AIC III	GQG Partners Emerging Markets Equity Fund	$214,523	$83,779
		GQG Partners Global Quality Equity Fund
		GQG Partners US Quality Select Equity Fund
		GQG Partners US Quality Dividend Income Fund
		GQG Partners International Quality Dividend Income
		GQG Partners Global Quality Dividend Income Fund

September 30	AIC III	Mesirow Enhanced Core Plus Fund	$35,000	$25,000
		Mesirow High Yield Fund
		Mesirow Small Company Fund
		Redwheel Global Emerging Equity Fund
		Nicholas Partners Small Cap Growth Fund
		Southernsun Small Cap Fund
		Southernsun US Equity Fund

October 31	AIC III	Knights Of Columbus Core Bond Fund	$807,756	$559,700
		Knights Of Columbus Limited Duration
		Knights Of Columbus Large Cap Growth
		Knights Of Columbus Large Cap Value
		Knights Of Columbus Small Cap Value
		Knights Of Columbus International Equity
		Knights Of Columbus Long-Short Equity
		Knights Of Columbus U.S. All Cap Index
		Knights Of Columbus Real Estate Fund
		Chiron Capital Allocation Fund

October 31	Gallery	Mondrian International Value Equity Fund	$142,583	$65,000
		Mondrian Emerging Markets Value Equity Fund
		Mondrian Global Listed Infrastructure Fund
		Mondrian Global Equity Value Fund

November 30	AIC III	Ecofin Global Renewables Infrastructure Fund	$807,756	$559,700

December 31	AIC III	Democracy International ETF	$807,756	$559,700
		Penn Mutual AM Strategic Income Fund
		Penn Mutual AM 1847 Income Fund

E&Y

Fiscal Year End	Trust	Funds(1)	2023	2024
September 30	AIC III	Democratic Large Cap Core ETF	$20,850	$22,476
		Rayliant Quantamental China Equity ETF
		Rayliant Quantitative Developed Market Equity ETF
		Rayliant Quantamental Emerging Market Equity ETF
		Rayliant Smdam Japan Equity ETF

October 31	AIC III	Pinebridge Dynamic Asset Allocation Fund	None	None

Fiscal Year End	Trust	Funds(1)	2023	2024
December 31	AIC III	ARGA Emerging Markets Value Fund	None	None
		ARGA International Value Fund
		ARGA Value Fund
		Strategas Global Policy Opportunities ETF
		Strategas Macro Thematic Opportunities ETF
		Strategas Macro Momentum ETF
		FS Multi-Strategy Alternatives Fund
		FS Chiron Real Development Fund

Cohen

Fiscal Year End	Trust	Funds(1)	2023	2024
July 31	AIC III	KBI Global Investors Aquarius Fund	None	None

Deloitte

Fiscal Year End	Trust	Funds(1)	2023	2024
July 31	AIC III	Chevy Chase Trust Thematic Equity Fund	None	None

September 30	AIC III	First Foundation Total Return Fund	None	None
First Foundation Fixed Income Fund

October 31	AIC III	Metlife Core Plus Fund	None	None

All Other Fees

There were no fees billed by the Auditors in the Funds’ last two fiscal years for products and services provided by the Auditors, other than the services reported above.

None of the services described above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Aggregate Non-Audit Fees

Below are the aggregate non-audit fees billed by the Auditors in the Funds’ last two fiscal years for services rendered to the Funds and to the Funds’ investment advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Funds (collectively, “Service Providers”).

PwC

Fiscal Year End	Trust	Funds(1)	2023	2024
March 31	AIC III	GQG Partners Emerging Markets Equity Fund	$117,924	$93,824
		GQG Partners Global Quality Equity Fund
		GQG Partners US Quality Select Equity Fund
		GQG Partners US Quality Dividend Income Fund
		GQG Partners International Quality Dividend Income
		GQG Partners Global Quality Dividend Income Fund

Fiscal Year End	Trust	Funds(1)	2023	2024
September 30	AIC III	Mesirow Enhanced Core Plus Fund	$35,000	$25,000
		Mesirow High Yield Fund
		Mesirow Small Company Fund
		Redwheel Ecofin Global Fund
		Redwheel Global Emerging Equity Fund
		Nicholas Partners Small Cap Growth Fund
		Southernsun Small Cap Fund
		Southernsun US Equity Fund

October 31	AIC III	Knights Of Columbus Core Bond Fund	$815,291	$570,230
		Knights Of Columbus Limited Duration
		Knights Of Columbus Large Cap Growth
		Knights Of Columbus Large Cap Value
		Knights Of Columbus Small Cap Value
		Knights Of Columbus International Equity
		Knights Of Columbus Long-Short Equity
		Knights Of Columbus U.S. All Cap Index
		Knights Of Columbus Real Estate Fund
		Chiron Capital Allocation Fund

October 31	Gallery	Mondrian International Value Equity Fund	$274,452	$211,757
		Mondrian Emerging Markets Value Equity Fund
		Mondrian Global Listed Infrastructure Fund
		Mondrian Global Equity Value Fund

November 30	AIC III	Ecofin Global Renewables Infrastructure Fund	$815,291	$570,230

December 31	AIC III	Democracy International ETF	$815,291	$570,230
		Penn Mutual AM Strategic Income Fund
		Penn Mutual AM 1847 Income Fund

E&Y

Fiscal Year End	Trust	Funds(1)	2023	2024
September 30	AIC III	Democratic Large Cap Core ETF	$20,850	$22,476
		Rayliant Quantamental China Equity ETF
		Rayliant Quantitative Developed Market Equity ETF
		Rayliant Quantamental Emerging Market Equity ETF
		Rayliant Smdam Japan Equity ETF

October 31	AIC III	Pinebridge Dynamic Asset Allocation Fund	None	None

December 31	AIC III	ARGA Emerging Markets Value Fund	None	None
		ARGA International Value Fund
		ARGA Value Fund
		Strategas Global Policy Opportunities ETF
		Strategas Macro Thematic Opportunities ETF
		Strategas Macro Momentum ETF
		FS Multi-Strategy Alternatives Fund
		FS Chiron Real Development Fund

Cohen

Fiscal Year End	Trust	Funds(1)	2023	2024
July 31	AIC III	KBI Global Investors Aquarius Fund	None	None

Deloitte

Fiscal Year End	Trust	Funds(1)	2023	2024
July 31	AIC III	Chevy Chase Trust Thematic Equity Fund	None	None

September 30	AIC III	First Foundation Total Return Fund	None	None
First Foundation Fixed Income Fund

October 31	AIC III	Metlife Core Plus Fund	None	None

(1)

Fee information is provided with respect to the listed Funds, as well as terminated funds that were in the same Trust, and had the same independent registered public accounting firm and fiscal year end, as the listed Funds.

All non-audit services rendered by the Auditors to the Funds and the Service Providers in the last two fiscal years were pre-approved by the Audit Committee. In pre-approving the non-audit services, the Audit Committee considered whether the provision of the non-audit services is compatible with maintaining the Auditors’ independence.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee has adopted, and the Board has ratified, an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the Auditors of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Fund’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services: (1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly-scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Fund (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet the Audit Committee’s responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Fund, such as (a) reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Fund, and (b) discussing with the independent auditor the independent auditor’s methods and procedures for ensuring independence.

OTHER MATTERS

The Board is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trusts and each Fund, as applicable.

Service Providers

Advisers

The names and addresses of the Advisers are included in Appendix D.

Distributor

SEI Investments Distribution Company, a wholly owned subsidiary of SEI Investments Company (“SEI”), serves as the distributor of the Funds. The principal executive office of the Distributor is located at One Freedom Valley Drive, Oaks, PA 19456.

Administrator

SEI Investments Global Funds Services serves as the administrator for the Funds. The principal executive office of the Administrator is located at One Freedom Valley Drive, Oaks, PA 19456. SEI Investments Management Corporation, a wholly owned subsidiary of SEI, is the owner of all beneficial interest in the Administrator.

Beneficial Ownership of Shares and Security Ownership of Management

Appendix E sets forth the persons who owned of record, or were known by the Funds to own beneficially, more than 5% of the shares of any class of the Funds as of the Record Date. On that date, the Nominees and officers of the Funds, together as a group, beneficially owned less than 1% of each class of each Fund’s outstanding shares.

The information as to beneficial ownership is based on statements furnished to the Funds by the Nominees and officers of the Funds, and/or on the records of the Funds’ transfer agents.

Quorum, Voting and Adjournment

If you wish to participate in the Meeting, you may vote by mail, Internet or telephone, or in person. Your vote is important no matter how many shares you own. If you need additional voting information, please call shareholder services at 1-877-446-3863. All proxy cards that are properly executed and received in time to be voted at the Meeting will be voted at the Meeting or any adjournment thereof according to the instructions on the proxy card. IF NO CONTRARY DIRECTION IS GIVEN ON AN EXECUTED PROXY CARD, IT WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES.

For each Fund, the presence at the Meeting, in person or by proxy, of shareholders holding thirty-three and one-third percent (33 1/3%) of the total number of votes eligible to be cast by all shareholders as of the Record Date, shall be necessary and sufficient to constitute a quorum for the transaction of business for that Fund.

In the event that a quorum is not present for a Fund, or if there are insufficient votes to approve the Proposal by the time of the Meeting, the proxies or their substitutes may propose that the Meeting be adjourned, or the chairperson of the Meeting may adjourn the Meeting, one or more times to permit further solicitation. Any meeting of shareholders may be adjourned from time to time by a majority of the votes properly cast upon the question of adjourning to a meeting at another date and time, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set forth for the original meeting without further notice. The persons named as proxies will also vote upon any other business that may properly come before the Meeting, including any adjournment, in accordance with their judgment.

The Proposal requires the affirmative vote of the holders of a plurality of the shares voted. This means that, because each Nominee is running unopposed for his or her Board seat, and assuming a quorum is present, a single vote in their favor will successfully elect the Nominee. The election of each Nominee is not contingent on the election of any other Nominees.

Effect of Votes to Withhold and Broker Non-Votes. Executed proxy cards marked as “withhold” votes will be treated as shares that are present for purposes of determining whether a quorum is present at the Meeting for acting on the Proposal, but which have not been voted for or against the Proposal. Accordingly, “withhold” votes will have no effect on the Proposal. Because the Proposal is treated as “routine” under applicable legal requirements, there will be no broker non-votes, and therefore broker non-votes will have no effect on the Proposal.

Revocation of Proxy. You may revoke your proxy at any time prior to the Meeting by (i) a written revocation, which must be signed and include the shareholder’s name and account number, received by the Secretary of the Funds at One Freedom Valley Drive, Oaks, PA 19456; (ii) properly executing a later-dated proxy; or (iii) attending the Meeting and voting in person.

Shareholders do not have dissenters’ rights of appraisal in connection with the Proposal. If sufficient proxies are not obtained to approve the Proposals, the Board will consider what other action is appropriate and in the best interests of shareholders.

Solicitation of Proxies, Payment of Expenses

The solicitation of proxies is being made on behalf of the Board, on behalf of the Funds. The Funds have retained EQ Fund Solutions (the “Proxy Solicitor”) to aid in the solicitation. The costs of retaining the Proxy Solicitor and other expenses incurred in connection with the solicitation of proxies will be paid by the Funds. The anticipated cost associated with the solicitation of proxies by the Proxy Solicitor is approximately $10,000 plus any reasonable out-of-pocket expenses incurred by the Proxy Solicitor. Proxies may be solicited by mail, electronically, by telephone, fax, in person or by other means, and representatives of the Proxy Solicitor, each Trust, the Administrator and SEI may participate in the solicitation of proxies.

The Funds will pay all expenses related to conducting this proxy, including, but not limited to, preparation, printing and mailing of this Proxy Statement and its enclosures, legal fees, and solicitation costs. The Trusts estimate these costs to be approximately $1,095,000. The payment of such fees will be considered an extraordinary expense for the Funds and, therefore, will not be subject to any expense limitation or reimbursement agreement in effect for the Funds.

Financial Statements and Other Information

The Funds will furnish, without charge, a copy of their annual and semi-annual reports to any shareholder upon request. Requests should be directed to the applicable Fund at One Freedom Valley Drive, Oaks, PA 19456 (telephone number 1-877-446-3863).

Shareholders Sharing the Same Address

If two or more shareholders share the same address, only one copy of this Proxy Statement is being delivered to that address, unless the applicable Fund has received contrary instructions from one or more of the shareholders at that shared address. Upon written or oral request, the applicable Fund will deliver promptly a separate copy of this Proxy Statement to a shareholder at a shared address. Please note that each shareholder will receive a separate proxy card, regardless of whether he or she resides at a shared address. Please call 1-877-446-3863 or forward a written request to the applicable Fund at One Freedom Valley Drive, Oaks, Pennsylvania 19456 if you would like to (1) receive a separate copy of this Proxy Statement; (2) receive your annual reports, semi-annual reports or proxy statements separately in the future; or (3) request delivery of a single copy of annual reports, semi-annual reports or proxy statements if you are currently receiving multiple copies at a shared address.

Future Meetings; Shareholder Proposals

Each Trust is organized as a statutory trust under the laws of the State of Delaware. As such, each Trust is not required to, and does not, hold annual meetings. Accordingly, the Trusts do not have a policy pertaining to attendance at annual shareholder meetings by Trustees. Nonetheless, the Board may call a special meeting of shareholders for action by shareholder vote as may be required by the 1940 Act or as required or permitted by the Declaration of Trust and By-Laws of the Trust.

Shareholders of the Fund who wish to present a proposal for action at a future meeting should submit a written proposal to the Fund at One Freedom Valley Drive, Oaks, PA 19456, for inclusion in a future proxy statement. Submission of a proposal does not necessarily mean that such proposal will be included in the Fund’s proxy statement because inclusion in the proxy statement is subject to compliance with certain federal regulations. Shareholders retain the right to request that a meeting of the shareholders be held for the purpose of considering matters requiring shareholder approval.

SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING AND WHO WISH TO HAVE THEIR SHARES VOTED ARE REQUESTED TO VOTE BY MAIL, BY TELEPHONE OR INTERNET AS EXPLAINED IN THE INSTRUCTIONS INCLUDED ON YOUR PROXY CARD.

By Order of the Board of Trustees,

/s/ Michael Beattie

Michael Beattie

President

APPENDIX A
FUND SHARES ISSUED AND OUTSTANDING

As of the Record Date, the Funds have the following number of shares outstanding:

THE ADVISORS' INNER CIRCLE FUND III

Fund	Class	Shares Outstanding as of the Record Date
ARGA EMERGING MARKETS VALUE FUND	INSTITUTIONAL SHARES	92,986,740.09
ARGA INTERNATIONAL VALUE FUND	INSTITUTIONAL SHARES	9,958,401.05
ARGA VALUE FUND	INSTITUTIONAL SHARES	110,464.68
CCT THEMATIC EQUITY FUND	INSTITUTIONAL SHARES	4,242,859.99
ECOFIN GLOBAL RENEWABLE INFRASTRUCTURE FUND	CLASS A SHARES	88,316.21
ECOFIN GLOBAL RENEWABLE INFRASTRUCTURE FUND	INSTITUTIONAL SHARES	18,861,668.76
FIRST FOUNDATION FIXED INCOME FUND	CLASS A SHARES	3,895,370.80
FIRST FOUNDATION FIXED INCOME FUND	CLASS Y SHARES	2,884,018.82
FIRST FOUNDATION TOTAL RETURN FUND	CLASS A SHARES	1,352,011.04
FIRST FOUNDATION TOTAL RETURN FUND	CLASS Y SHARES	1,930,198.99
FS MULTI-STRATEGY ALTERNATIVES FUND	CLASS A SHARES	5,031,971.76
FS MULTI-STRATEGY ALTERNATIVES FUND	CLASS I SHARES	158,767,937.98
GQG PARTNERS EMERGING MARKETS EQUITY FUND	CLASS R6 SHARES	36,087,268.52
GQG PARTNERS EMERGING MARKETS EQUITY FUND	INSTITUTIONAL SHARES	1,243,628,096.06
GQG PARTNERS EMERGING MARKETS EQUITY FUND	INVESTOR SHARES	37,315,409.14
GQG PARTNERS GLOBAL QUALITY EQUITY FUND	CLASS R6 SHARES	3,192,428.25
GQG PARTNERS GLOBAL QUALITY EQUITY FUND	INSTITUTIONAL SHARES	177,039,638.51
GQG PARTNERS GLOBAL QUALITY EQUITY FUND	INVESTOR SHARES	12,841,161.15
GQG PARTNERS GLOBAL QUALITY VALUE FUND	INSTITUTIONAL SHARES	10,123,969.84
GQG PARTNERS GLOBAL QUALITY VALUE FUND	INVESTOR SHARES	695,182.44
GQG PARTNERS INTERNATIONAL QUALITY VALUE FUND	INSTITUTIONAL SHARES	50,976,039.10
GQG PARTNERS INTERNATIONAL QUALITY VALUE FUND	INVESTOR SHARES	719,374.79
GQG PARTNERS US QUALITY SELECT EQUITY FUND	CLASS R6 SHARES	2,923,437.20
GQG PARTNERS US QUALITY SELECT EQUITY FUND	INSTITUTIONAL SHARES	163,984,418.49
GQG PARTNERS US QUALITY SELECT EQUITY FUND	INVESTOR SHARES	30,074,050.41

Fund	Class	Shares Outstanding as of the Record Date
GQG PARTNERS US QUALITY VALUE FUND	INSTITUTIONAL SHARES	14,983,849.33
GQG PARTNERS US QUALITY VALUE FUND	INVESTOR SHARES	1,200,614.28
KBI GLOBAL INVESTORS AQUARIUS FUND	INSTITUTIONAL SHARES	4,693,725.33
KNIGHTS OF COLUMBUS REAL ESTATE FUND	CLASS I SHARES	18,417,544.36
KNIGHTS OF COLUMBUS CORE BOND FUND	CLASS I SHARES	31,711,644.12
KNIGHTS OF COLUMBUS CORE BOND FUND	CLASS S SHARES	103,483.63
KNIGHTS OF COLUMBUS INTERNATIONAL EQUITY FUND	CLASS I SHARES	16,083,715.87
KNIGHTS OF COLUMBUS INTERNATIONAL EQUITY FUND	CLASS S SHARES	10,278.99
KNIGHTS OF COLUMBUS LARGE CAP GROWTH FUND	CLASS I SHARES	11,264,179.43
KNIGHTS OF COLUMBUS LARGE CAP GROWTH FUND	CLASS S SHARES	115,925.99
KNIGHTS OF COLUMBUS LARGE CAP VALUE FUND	CLASS I SHARES	14,987,185.23
KNIGHTS OF COLUMBUS LARGE CAP VALUE FUND	CLASS S SHARES	24,471.39
KNIGHTS OF COLUMBUS LIMITED DURATION FUND	CLASS I SHARES	20,589,085.68
KNIGHTS OF COLUMBUS LIMITED DURATION FUND	CLASS S SHARES	7,365.84
KNIGHTS OF COLUMBUS LONG-SHORT EQUITY FUND	CLASS I SHARES	12,832,884.71
KNIGHTS OF COLUMBUS SMALL CAP FUND	CLASS I SHARES	11,998,620.03
KNIGHTS OF COLUMBUS SMALL CAP FUND	CLASS S SHARES	8,088.15
KNIGHTS OF COLUMBUS US ALL CAP INDEX FUND	CLASS I SHARES	12,118,457.54
MESIROW HIGH YIELD FUND	INSTITUTIONAL SHARES	16,495,213.37
MESIROW HIGH YIELD FUND	INVESTOR SHARES	2,966,443.69
MESIROW SMALL COMPANY FUND	INSTITUTIONAL SHARES	632,051.66
MESIROW SMALL COMPANY FUND	INVESTOR SHARES	106,540.12
METLIFE CORE PLUS FUND	CLASS I SHARES	11,628,579.25
METLIFE CORE PLUS FUND	RETAIL SHARES	0.81
NICHOLAS PARTNERS SMALL CAP GROWTH FUND	INSTITUTIONAL SHARES	7,228,679.57
PENN MUTUAL AM 1847 INCOME FUND	CLASS I SHARES	7,345,213.56
PENN MUTUAL AM STRATEGIC INCOME FUND	CLASS I SHARES	17,596,813.76
PINEBRIDGE DYNAMIC ASSET ALLOCATION FUND	INSTITUTIONAL SHARES	9,879,496.02
PINEBRIDGE DYNAMIC ASSET ALLOCATION FUND	INVESTOR SHARES	271,162.36

Fund	Class	Shares Outstanding as of the Record Date
REDWHEEL GLOBAL EMERGING EQUITY FUND	CLASS I SHARES	9,514,062.06
REDWHEEL GLOBAL EMERGING EQUITY FUND	INSTITUTIONAL SHARES	8,439,938.85
SOUTHERNSUN SMALL CAP FUND	CLASS I SHARES	9,230,380.78
SOUTHERNSUN SMALL CAP FUND	CLASS N SHARES	1,191,699.53
SOUTHERNSUN U.S. EQUITY FUND	CLASS I SHARES	3,580,332.32
SOUTHERNSUN U.S. EQUITY FUND	CLASS N SHARES	232,978.73

GALLERY TRUST

FUND	Shares Outstanding as of the Record Date
MONDRIAN EMERGING MARKETS VALUE EQUITY FUND	2,469,703.95
MONDRIAN GLOBAL EQUITY VALUE FUND	18,772,828.62
MONDRIAN GLOBAL LISTED INFRASTRUCTURE FUND	181,923.90
MONDRIAN INTERNATIONAL VALUE EQUITY FUND	58,942,794.80

APPENDIX B

AUDIT COMMITTEE CHARTER

The Trustees hereby adopt the following as the governing principles of the Audit Committee of The Advisors’ Inner Circle Fund III and Gallery Trust (each, a “Trust” and together, the “Trusts”).

Membership.

The Committee shall be composed entirely of “Independent Trustees” (members of the Board of Trustees (the “Board”) who are not interested persons of the Trusts as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)). The Committee shall consist of all the Independent Trustees with one Independent Trustee elected by the members of the Committee as chair of the Committee (the “Chair”), who shall preside over each meeting of the Committee.

Principal Responsibilities.

With respect to each Trust, the principal responsibilities of the Committee shall include:

●	Recommending which firm to engage as a Trust’s independent auditor as contemplated by Rule 32a-4[3] of the 1940 Act, and whether to terminate this relationship.

●	Reviewing the independent auditors’ compensation, the proposed scope and terms of its engagement, and the firm’s independence.

●

Approving audit and non-audit services an independent auditor provides to the Trust (and certain Trust service providers) as required by and in accordance with applicable law. The Committee is authorized to develop policies and procedures, in accordance with applicable law, that provide for the advance pre-approval of some or all audit and non-audit services. The Committee is further authorized to delegate its responsibility to pre-approve audit and non-audit services to one or more members of the Committee, in accordance with applicable law.

●	Serving as a channel of communication between the independent auditor and the Trustees.

●

Reviewing the results of each external audit, including any qualifications in the independent auditor’s opinion, any related management letter, management’s responses to recommendations made by the independent

[3]

Pursuant to Rule 32a-4, each Trust is exempt from the requirements of Section 32(a)(2) because 1) the Committee is responsible for overseeing each Trust’s accounting and auditing processes and is composed solely of Independent Trustees; 2) this Charter sets forth the Committee’s structure, duties, power and methods; and 3) each Trust maintains and preserves, in an easily accessible place, a copy of this Charter and any modifications thereto.

auditor in connection with the audit, reports submitted to the Committee by, or on behalf of, the internal auditing department of the Trust’s administrator that are material to the Trust as a whole, if any, and management’s responses to any such reports.

●

Reviewing a Trust’s audited financial statements and considering any significant disputes between the Trust’s management and the independent auditor that arose in connection with the preparation of those financial statements. In addition, the Committee should review any unusual circumstances reflected in the Trust’s financial statements.

●

Considering, in consultation with the independent auditors and a Trust’s senior internal accounting and audit executives, if any, the independent auditors’ reports on the adequacy of the Trust’s internal financial controls.

●	Reviewing, in consultation with a Trust’s independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust’s financial statements.

Recommendation of Independent Auditors.

In connection with the selection of each Trust’s independent auditors, the Committee shall consider the auditors’: (a) basic approach and techniques; (b) knowledge and experience in the industry and other investment companies serviced by the firm; (c) procedures followed to assure the firm’s independence; (d) policy regarding rotation of personnel assigned to the engagement; and (e) other quality control procedures. The Committee shall also consider the nature and quality of other services offered by the firm, the firm’s manner of communicating weaknesses noted in the Trust’s internal control system, the basis for determining their fees, and management’s attitude toward the firm.

Operations.

●	The Committee shall meet at the direction of its Chair as often as appropriate to accomplish its purpose.

●

A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, and the Committee may act by written consent as described below.

●	The Committee shall submit minutes of its meeting on a regular basis and shall regularly report to the full Board no later than the next regularly scheduled Board meeting.

●

Except as required by law, any action required or permitted to be taken at any meeting of the Committee may be taken without a meeting if a majority of the members of the Committee (or such larger proportion thereof as shall be required by any express law or provision of a Trust’s organizational documents) consent to the action in writing (manually or electronically) and such written consents are filed with the records of the meetings of Trustees. Such consent shall be treated for all purposes as a vote taken at a meeting of the Committee.

Adopted:	February 12, 2014
Revised:	March 2017, December 2018, March 2019, March 2020, December 2023, December 2024

APPENDIX C

GOVERNANCE COMMITTEE CHARTER
(the “Charter”)

I. Governance Committee: Membership

The Governance Committee (the “Committee”) of The Advisors’ Inner Circle Fund III (and Gallery Trust (each, a “Trust” and together, the “Trusts”). shall be composed entirely of “Independent Trustees” (members of the Board of Trustees (the “Board”) who are not interested persons of the Trusts as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)), and consist of all the Independent Trustees with one Independent Trustee elected as chair of the Committee (the “Chair”). Matters to be addressed “periodically” under the terms of this Charter shall be addressed at least annually, normally in conjunction with the annual self-assessment required by Section V.C. hereof.

II. Board: Selection and Tenure

A.

The Committee shall periodically review the composition of the Board, including its size and the balance of its members’ skills, experience and background, and the overall diversity of the Board’s composition.

B.	The Committee shall periodically review and make recommendations with regard to the tenure of the Independent Trustees, including term limits and/or age limits.

C.	The Committee shall periodically review and make recommendations with respect to adoption of and administration of any policy for retirement from Board membership.

III. Board: Nominations and Functions

A.

The Committee shall select and nominate all persons to serve as Independent Trustees. The Committee shall evaluate candidates’ qualifications for Board membership and the independence of such candidates from the investment advisers and other principal service providers for the funds of the Trusts. Persons selected must be independent in terms of both the letter and the spirit of the 1940 Act. The Committee shall also consider the effect of any relationships beyond those delineated in the 1940 Act that might impair independence, e.g., business, financial or family relationships with investment advisers or service providers. The Committee recognizes that diverse viewpoints, skill sets, backgrounds and experiences strengthen the performance of the Board and its committees as decision-making and oversight bodies serving the best interests of the Trusts and their shareholders and values the diverse attributes of individual Trustees and the overall Board. In considering potential nominees for the Board, the Committee takes into account, among other items, a nominee’s qualifications, skills, experience and background, diversity based on race, ethnicity, national origin, gender, gender identity, sexual orientation, veteran status, and other attributes.

B.	The Committee also shall consider proposals of and make recommendations for “interested” Trustee candidates to the Board.

C.

The Committee may adopt from time to time specific, minimum qualifications that the Committee believes a candidate must meet before being considered as a candidate for Board membership and shall comply with any rules adopted from time to time by the U.S. Securities and Exchange Commission regarding investment company nominating committees and the nomination of persons to be considered as candidates for Board membership.

D.

The Committee shall review shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Committee at a Trust’s offices. The Committee shall adopt, by resolution, a policy regarding its procedures for considering candidates for the Board, including any recommended by shareholders.

IV. Committees: Selection and Review

A.	The Committee shall periodically review committee assignments and make nominations for Independent Trustee membership on all committees.

B.

The Committee shall periodically review and make recommendations to the full Board regarding the responsibilities and charters of any committees (other than the Audit Committee) of the Board, whether there is a continuing need for each committee, whether there is a need for additional committees, and whether committees should be combined or reorganized.

V. Board: Education and Operations

A.	The Committee shall periodically review and make recommendations about ongoing education for incumbent Independent Trustees and about appropriate orientation for new Trustees.

B.	The Committee shall periodically review and make recommendations about the organization of board meetings, including the frequency, timing and agendas of the meetings.

C.

The Committee shall conduct a self-assessment and coordinate evaluation of the performance of the Board (and, in particular, the Independent Trustees) as a whole, at least annually, with a view towards enhancing its effectiveness.

D.

The Committee shall periodically, with the assistance of its counsel, define and clarify the duties and responsibilities of Board members, including, but not limited to, legal and fiduciary duties, expectations regarding preparation, attendance, participation at meetings, fund ownership and limitations on investments.

VI. Governance Committee: Operations

A.

The Committee shall meet at the direction of its Chair as often as appropriate to accomplish its purpose. In any event, the Committee shall meet at least once each year and shall conduct at least one meeting in person unless meeting in person is not reasonably practicable.

B.

A majority of the members of the Committee shall constitute a quorum for the transaction of business at any meeting of the Committee. The action of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the action of the Committee. The Committee may meet in person or by telephone, and the Committee may act by written consent, to the extent permitted by law and by a Trust’s by-laws. In the event of any inconsistency between this Charter and a Trust’s organizational documents, the provisions of the Trust’s organizational documents shall govern.

C.	The Committee shall submit minutes of its meeting on a regular basis and shall regularly report to the full Board no later than the next regularly scheduled Board meeting.

D.	The Committee shall review the Committee charter periodically and recommend appropriate changes.

E.

The Committee shall have the resources and authority to discharge its responsibilities, including authority to retain special counsel and other experts or consultants at the expense of a Trust or the appropriate fund(s).

VII. Other Powers and Responsibilities

A.

The Committee shall monitor the performance of legal counsel for the Independent Trustees, and any other service providers (other than the independent auditors, which are monitored by the Audit Committee) that are chosen by the Independent Trustees, and shall supervise counsel for the Independent Trustees.

B.

The Committee shall periodically review and approve any appropriate changes to Independent Trustee and, if applicable, interested Trustee compensation, taking into consideration such factors as deemed relevant by the Committee, including any input from management and data from third-party sources.

C.

The Committee has the authority to review and make recommendations to the Board concerning all other matters not listed above pertaining to the functioning of the Board and committees of the Board and pertaining generally to the governance of the Trusts, including the adequacy and appropriateness of insurance coverage and the review and evaluation of possible conflicts of interest.

D.

Each Independent Trustee is required to promptly disclose to the Committee (by notification to the Chair, Lead Independent Trustee and legal counsel to the Independent Trustees) any position with an entity proposed to be taken by the Independent Trustee. Upon being advised of such position, the Committee is empowered to take any action it deems appropriate in seeking to deal with any potential conflict of interest with respect to the Independent Trustee’s duties to the Trusts and/or the shareholders of the Trusts, which action may include, among other things, precluding the Independent Trustee from taking on such position. Among the potential activities taken by an Independent Trustee that are intended to be covered by this provision are an Independent Trustee’s seeking to become: (1) a trustee or director of an investment company registered under the Investment Company Act of 1940; and/or (2) a director, advisory board member, officer or employee of a company.

Adopted:	March 29, 2018
Revised:	December 17, 2018; March 13, 2019; March 19, 2020; December 9, 2020; March 18, 2021; June 22, 2022; December 27, 2023; March 26, 2024; December 4, 2024

APPENDIX D

ADVISERS

THE ADVISORS’ INNER CIRCLE FUND III

ADVISER NAME AND ADDRESS	FUND(S)
ARGA Investment Management, LP 1010 Washington Boulevard 6th Floor Stamford, CT 06901	ARGA Emerging Markets Value Fund ARGA International Value Fund ARGA Value Fund
Brookmont Capital Management, LLC 5950 Berkshire Lane Suite 1420 Dallas, TX 75225	First Foundation Fixed Income Fund* First Foundation Total Return Fund*
Brown Advisory LLC 901 South Bond Street Suite 400 Baltimore, MD 21231	Brown Flexible Equity ETF*
Chevy Chase Trust Company 7501 Wisconsin Avenue 1500W Bethesda, MD 20814	Chevy Chase Trust Thematic Equity Fund
Democracy Investment Management, LLC 1480 Moraga Road Suite C #378 Morga, CA 94556	Democracy International Fund ETF*
Exchange Traded Concepts, LLC* 10900 Hefner Pointe Drive Suite 400 Oklahoma City, OK 73120	Democratic Large Cap Core ETF*
First Foundation Advisors* 18101 Von Karman Avenue Suite 700 Irvine, CA 92612	First Foundation Fixed Income Fund* First Foundation Total Return Fund*
FS Fund Advisor, LLC 201 Rouse Boulevard Philadelphia, PA 19112	FS Multi-Strategy Alternatives Fund*
GQG Partners LLC 350 East Las Olas Boulevard, 18th Floor Fort Lauderdale, Florida 33301

GQG Partners Emerging Markets Equity Fund
GQG Partners Global Quality Equity Fund
GQG Partners Global Quality Value Fund
GQG Partners International Quality Value Fund
GQG Partners US Quality Value Fund
GQG Partners US Select Quality Equity Fund

KBI Global Investors (North America) Ltd. 3rd Floor, 2 Harbourmaster Place IFSC Dublin 1 Ireland	KBI Global Investors Aquarius Fund

Knights of Columbus Asset Advisors LLC One Columbus Plaza New Haven, CT 06510

Knights of Columbus Core Bond Fund
Knights of Columbus International Equity Fund
Knights of Columbus Large Cap Growth Fund
Knights of Columbus Large Cap Value Fund
Knights of Columbus Limited Duration Fund
Knights of Columbus Long/Short Equity Fund*
Knights of Columbus Real Estate Fund
Knights of Columbus Small Cap Fund
Knights of Columbus U.S. All Cap Index Fund*

L2 Asset Management, LLC* 303 Wyman Street Suite 300 Waltham, MA 02451	Knights of Columbus Long/Short Equity Fund* Knights of Columbus U.S. All Cap Index Fund*
Magnetar Asset Management LLC* 1603 Orrington Avenue 13th Floor Evanston, IL 60201	FS Multi-Strategy Alternatives Fund*
Mariner Investment Group, LLC* 299 Park Avenue 12th Floor New York, NY 10171	FS Multi-Strategy Alternatives Fund*
Metlife Investment Management, LLC One MetLife Way Whippany, NJ 07981	Mesirow High Yield Fund Mesirow Small Company Fund MetLife Core Plus Fund
MidOcean Credit Partners* 245 Park Avenue 38th Floor New York, NY 10167	FS Multi-Strategy Alternatives Fund*
Nicholas Investment Partners, LP 6451 El Sicomoro Street Rancho Santa Fe, CA 92067	Nicholas Partners Small Cap Growth Fund
Penn Mutual Asset Management, LLC Eight Tower Bridge 161 Washington Street Suite 1111 Conshohocken, PA 19248	Penn Mutual AM 1847 Income Fund Penn Mutual AM Strategic Income Fund
PineBridge Investments LLC Park Avenue Tower 65 East 55th Street New York, NY 10002	PineBridge Dynamic Asset Allocation Fund
Rayliant Asset Management 5140 Birch Street Suite 300 Newport Beach, CA 92660	Rayliant Quantamental China Equity ETF Rayliant Quantamental Emerging Market ex-China Equity ETF Rayliant Quantitative Developed Market Equity ETF Rayliant SMDAM Japan Equity ETF*

Reflection Asset Management 11 Ewall Street Suite 230 Mount Pleasant, SC 29464	Democratic Large Cap Core ETF*
RWC Asset Management LLP Verde 4th Floor 10 Bressenden Place London SW1E 5DH United Kingdom	Ecofin Global Renewables Infrastructure Fund
RWC Asset Advisors (US) LLC 2640 South Bayshore Drive Suite 201 Miami, FL 33133	Redwheel Global Emerging Equity Fund
SouthernSun Asset Management, LLC 240 Madison Avenue Suite 800 Memphis, TN 38103	SouthernSun Small Cap Fund SouthernSun U.S. Equity Fund
Strategas Asset Management, LLC 52 Vanderbilt Avenue 19th Floor New York, NY 10017	Strategas Global Policy Opportunities ETF* Strategas Macro Momentum ETF* Strategas Macro Thematic Opportunities ETF*
Sumitomo Mitsui DS Asset Management Company, Ltd* Toranomon Hills Business Tower 26F 1-17-1 Toranomon Minato-ku Tokyo 105-6426 Japan	Rayliant SMDAM Japan Equity ETF*
Vident Asset Management* 1125 Sanctuary Parkway Suite 515 Alpharetta, GA 30009	Brown Flexible Equity ETF* Democracy International Fund ETF* Strategas Global Policy Opportunities ETF* Strategas Macro Momentum ETF* Strategas Macro Thematic Opportunities ETF*
Waterfall Asset Management, LLC* 1251 Avenue of the Americas 50th Floor New York, NY 10020	FS Multi-Strategy Alternatives Fund*
*Adviser serves as a sub-adviser to the Fund.	* Fund employs a sub-adviser(s)

GALLERY TRUST
ADVISER NAME AND ADDRESS	FUND(S)
Mondrian Investment Partners Limited 60 London Wall 10 Floor London EC2M 5TQ England	Mondrian Emerging Markets Value Equity Fund Mondrian Global Equity Value Fund Mondrian Global Listed Infrastructure Fund Mondrian International Value Equity Fund

APPENDIX E
BENEFICIAL OWNERSHIP OF SHARES OF THE FUNDS

5% Shareholders. As of the Record Date, the following persons were the only persons who were record owners or, to the knowledge of the Funds, were beneficial owners of 5% or more of the Funds’ outstanding shares.

ADVISORS INNER CIRCLE III

Name and Address	Outstanding Shares Held	Percentage of Class (%)
ARGA EMERGING MARKETS VALUE FUND – INSTITUTIONAL SHARES
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	35,431,811.55	38.10%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY AC FBO CUSTOMERS 211 MAIN ST SAN FRANCISCO, CA 94105	32,242,305.02	34.67%
ARGA INTERNATIONAL VALUE FUND – INSTITUTIONAL SHARES
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOME ATTN MUTUAL FUNDS DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	6,252,091.88	62.78%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY AC FBO CUSTOMERS 211 MAIN ST SAN FRANCISCO, CA 94105	1,726,886.53	17.34%
PERSHING LLC PO BOX 2052 JERSEY CITY, NJ 07303	1,311,709.11	13.17%
ARGA VALUE FUND - INSTITUTIONAL SHARES
2009 KRISHNA FAMILY TRUST FRANKLIN ISRAEL DAVID TTEE UAD 11/11/2009 18 SIDNEY LANIER LN GREENWICH, CT 06831	110,448.47	99.99%
CCT THEMATIC EQUITY FUND - INSTITUTIONAL SHARES
SEI PRIVATE TRUST COMPANY C O WSFS 1 FREEDOM VALLEY DRIVE OAKS, PA 19456	2,020,611.26	47.62%
RELIANCE TRUST CO FBO CHEVY CHASE CC PO BOX 570788 ATLANTA, GA 30357	1,913,383.65	45.10%

KBI GLOBAL INVESTORS AQUARIUS FUND – INSTITUTIONAL SHARES
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUST ATTEN MUTUAL FUND DEPT 4TH FLOOR 499 WASHINGTON BLVD JERSEY CITY, NJ 07310	2,632,060.23	56.08%
LINCOLN INSTITUTE OF LAND POLICY 11010 N TATUM BLVD SUITE D - 101 PHOENIX, AZ 85028	1,359,837.21	28.97%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105	465,752.08	9.92%
PINEBRIDGE DYNAMIC ASSET ALLOCATION FUND – INSTITUTIONAL SHARES
INTER-AMERICAN DEVELOPMENT BANK FOR ITS STAFF RETIREMENT PLAN TAX EXEMPT PUBLIC INTERNATIONAL ORGANIZATION 1300 NEW YORK AVE NW WASHINGTON, DC 20577	5,291,578.30	53.56%
INTER-AMERICAN DEVELOPMENT BANK FOR ITS POSTRETIREMENT BENEFITS PLAN TAX EXEMPT PUBLIC INTERNATIONAL ORGANIZATION 1300 NEW YORK AVE NW WASHINGTON, DC 20577	2,645,789.15	26.78%
CAPINCO C/O US BANK NA 1555 N RIVERCENTER DRIVE STE 302 MILWAUKEE, WI 53212	1,051,825.32	10.65%
PINEBRIDGE DYNAMIC ASSET ALLOCATION FUND – INVESTOR SHARES
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105	258,559.85	95.35%
SOUTHERNSUN SMALL CAP FUND – CLASS I SHARES
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE BENEFIT OF CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	3,919,266.32	42.46%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY, NJ 07310-2010	3,561,137.45	38.58%

RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG, FL 33716	777,173.21	8.42%
SOUTHERNSUN SMALL CAP FUND – CLASS N SHARES
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY, NJ 07310-2010	667,580.22	56.02%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE BENEFIT OF CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	261,171.40	21.92%
SOUTHERNSUN U.S. EQUITY FUND – CLASS I SHARES
RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTAL FUND OPS MANAGER 250 NICOLLET MALL STE 1400 MINNEAPOLIS, MN 55401-1931	581,503.31	16.24%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE BENEFIT OF CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	475,960.75	13.29%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCT FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105	438,737.62	12.25%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY, NJ 07310-2010	345,036.95	9.64%
MARIL CO FBO 8M CO RELIANCE TRUST COMPANY WI MAILCODE BD1N ATTN MF 4900 W BROWN DEER ROAD MILWAUKEE, WI 53223	276,292.62	7.72%
JP MORGAN SECURITIES LLC OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CENTER BROOKLYN, NY 11245	272,574.88	7.61%

SAXON & CO FBO 20750654488630 PO BOX 7780 1888 PHILADELPHIA, PA 19182-0001	255,923.37	7.15%
RELIANCE TRUST CO FBO COMERICA NON-EB R R PO BOX 570788 ATLANTA, GA 30357	233,253.50	6.51%
SOUTHERNSUN U.S. EQUITY FUND – CLASS N SHARES
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD FL 5 JERSEY CITY, NJ 07310-2010	95,478.71	40.98%
RAYMOND JAMES OMNIBUS FOR MUTUAL FUNDS HOUSE ACCT FIRM 92500015 ATTN COURTNEY WALLER 880 CARILLON PARKWAY ST PETERSBURG, FL 33716	38,973.66	16.73%
RBC CAPITAL MARKETS LLC MUTUAL FUND OMNIBUS PROCESSING OMNIBUS ATTN MUTAL FUND OPS MANAGER 250 NICOLLET MALL STE 1400 MINNEAPOLIS, MN 55401-1931	31,383.59	13.47%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY ACCOUNT FOR THE BENEFIT OF CUSTOMERS 101 MONTGOMERY ST SAN FRANCISCO, CA 94104-4151	29,442.96	12.64%
PENN MUTUAL AM STRATEGIC INCOME FUND – CLASS I SHARES
THE PENN MUTUAL LIFE INSURANCE COMPANY 600 DRESHER RD HORSHAM PA 19044-2267	13,660,598.75	77.64%
PENN MUTUAL ASSET MANAGEMENT LLC 600 DRESHER RD HORSHAM PA 19044-2204	3,746,213.85	21.29%
PENN MUTUAL AM 1847 INCOME FUND – CLASS I SHARES
PENN MUTUAL ASSET MANAGEMENT LLC 600 DRESHER RD HORSHAM PA 19044-2204	6,877,459.38	93.63%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	451,881.95	6.15%

REDWHEEL GLOBAL EMERGING EQUITY FUND – INSTITUTIONAL SHARES
CAPINCO C/O US BANK NA 1555 N RIVERCENTER DR STE 302 MILWAUKEE WI 53212-3958	2,634,663.25	31.22%
WHEELER & CO NIXON PEABODY TRUST COMPANY EXCHANGE PLACE, 53 STATE STREET BOSTON MA 02109-2812	2,135,325.11	25.30%
MAC & CO A/C 118417 MUTUAL FUND OPERATIONS 500 GRANT STREET ROOM 151-1010 PITTSBURGH PA 15219-2502	1,102,779.66	13.07%
PUSSYCAT FOUNDATION 810 7TH AVE FL 32 NEW YORK NY 10019-5868	1,075,021.92	12.74%
REDWHEEL GLOBAL EMERGING EQUITY FUND – CLASS I SHARES
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	6,148,381.09	64.62%
NATIONAL FINANCIAL SERVICES LLC 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,016,374.70	10.68%
PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	477,065.14	5.01%
ECOFIN GLOBAL RENEWABLE INFRASTRUCTURE FUND – CLASS A SHARES
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	58,888.79	66.68%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	11,833.92	13.40%
ECOFIN GLOBAL RENEWABLE INFRASTRUCTURE FUND – INSTITUTIONAL SHARES
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	8,347,158.05	44.25%

ATTN MUTUAL FUNDS C/O ID 568 SEI PRIVATE TRUST COMPANY ONE FREEDOM VALLEY DRIVE OAKS PA 19456-9989	2,094,216.73	11.10%
GQG PARTNERS EMERGING MARKETS EQUITY FUND – INVESTOR SHARES
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	17,918,466.27	48.02%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	9,263,449.37	24.82%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	5,028,190.77	13.47%
GQG PARTNERS EMERGING MARKETS EQUITY FUND – INSTITUTIONAL SHARES
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	281,162,405.91	22.61%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF MSSB 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	251,472,736.38	20.22%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	171,052,553.81	13.75%
GQG PARTNERS EMERGING MARKETS EQUITY FUND – CLASS R6 SHARES
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	18,972,830.82	52.57%

DCGT AS TTEE AND/OR CUST FBO PLIC VARIOUS RETIREMENT PLANS OMNIBUS ATTN NPIO TRADE DESK 711 HIGH ST DES MOINES IA 50392-0001	2,716,324.47	7.53%
GQG PARTNERS US QUALITY SELECT EQUITY FUND – INVESTOR SHARES
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	11,066,990.58	36.80%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	9,975,808.73	33.17%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	6,707,230.14	22.30%
GQG PARTNERS US QUALITY SELECT EQUITY FUND – INSTITUTIONAL SHARES
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	42,016,838.92	25.62%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	40,732,670.74	24.84%
MERRILL LYNCH PIERCE FENNER & SMITH FOR THE SOLE BENEFIT OF ITS CUSTOMERS 4800 DEER LAKE DR E JACKSONVILLE FL 32246-6484	9,989,526.80	6.09%
PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	9,932,982.96	6.06%
GQG PARTNERS US QUALITY SELECT EQUITY FUND – CLASS R6 SHARES
MATRIX TRUST COMPANY CUSTODIAN FBO KORN/FERRY INTERNATIONAL EXECUTIVE PO BOX 52129 PHOENIX AZ 85072-2129	1,253,389.76	42.87%

NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,004,502.20	34.36%
MATRIX TRUST COMPANY AS AGENT FOR SOUTHERN BANK 105 N MAIN ST MARYVILLE MO 64468-1622	171,403.43	5.86%
GQG PARTNERS GLOBAL QUALITY EQUITY FUND – INVESTOR SHARES
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	4,543,897.51	35.39%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	3,379,487.60	26.32%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	3,224,400.20	25.11%
GQG PARTNERS GLOBAL QUALITY EQUITY FUND – INSTITUTIONAL SHARES
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	53,808,646.48	30.39%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	42,874,970.69	24.22%
BROWN BROTHERS HARRIMAN & CO ON BEHALF OF BBH PRIVATE BANKING - PRIVATE CLIENT OMNIBUS ACCOUNT - 0150656 CASH 140 BROADWAY NEW YORK NY 10005	19,588,514.50	11.06%

MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS OF MSSB 1 NEW YORK PLZ FL 12 NEW YORK NY 10004-1965	15,692,606.04	8.86%
GQG PARTNERS GLOBAL QUALITY EQUITY FUND – CLASS R6 SHARES
CAPINCO C/O US BANK NA 1555 N RIVERCENTER DR STE 302 MILWAUKEE WI 53212-3958	2,957,783.35	92.65%
PENTEGRA TRUST COMPANY AS CUSTODIAN PENTEGRA TRUST COMPANY C/O RETIREMENT SYSTEM CONSULTANTS 2 ENTERPRISE DRIVE, SUITE 408 SHELTON CT 06484-4657	179,905.45	5.64%
MESIROW SMALL COMPANY FUND – INSTITUTIONAL SHARES
MESIROW FINANCIAL HOLDINGS INC 353 N CLARK ST CHICAGO IL 60654-5439	379,776.22	60.09%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	118,173.89	18.70%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	63,818.54	10.10%
MESIROW SMALL COMPANY FUND – INVESTOR SHARES
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	60,309.49	56.61%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	44,796.09	42.05%
MESIROW HIGH YIELD FUND – INSTITUTIONAL SHARES
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	9,070,395.03	54.99%

CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	2,233,636.66	13.54%
MITRA & CO FBO 98 C/O RELIANCE TRUST COMPANY WI MAILCODE BD1N ATTN MF 4900 W BROWN DEER RD MILWAUKEE WI 53223-2422	1,839,941.36	11.15%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	989,634.02	6.00%
MESIROW HIGH YIELD FUND – INVESTOR SHARES
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,471,474.35	49.60%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	1,300,459.19	43.84%
NICHOLAS PARTNERS SMALL CAP GROWTH FUND – INSTITUTIONAL SHARES
CAN 2 LLC PO BOX 1100 DOUGLAS WY 82633-1100	6,605,048.20	91.37%
GQG PARTNERS INTERNATIONAL QUALITY VALUE FUND – INVESTOR SHARES
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	338,271.74	47.02%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	187,042.09	26.00%

JAIN LATIKA TR U/A 12/19/2020 LJ 2020 3 YEAR GRANTOR RETAINED ANNUITY TRUST 1314 E LAS OLAS BLVD # 601 FT LAUDERDALE FL 33301-2334	117,371.37	16.32%
PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	55,148.88	7.67%
GQG PARTNERS INTERNATIONAL QUALITY VALUE FUND – INSTITUTIONAL SHARES
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	23,319,041.07	45.75%
PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	8,780,344.10	17.22%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	6,949,684.76	13.63%
THE NORTHERN TRUST COMPANY FBO DB GROWTH PORTFOLIO MUTUAL FUNDS SERVICES WB33 333 S WABASH AVE CHICAGO IL 60604-4107	5,428,720.93	10.65%
GOLDMAN SACHS & CO C/O MUTUAL FUNDS OPS 111 S MAIN ST SALT LAKE CTY UT 84111-2176	4,073,312.00	7.99%
GQG PARTNERS US QUALITY VALUE FUND – INVESTOR SHARES
LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	757,816.13	63.12%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	313,935.35	26.15%

JAIN LATIKA TR U/A 12/19/2020 LJ 2020 3 YEAR GRANTOR RETAINED ANNUITY TRUST 1314 E LAS OLAS BLVD # 601 FT LAUDERDALE FL 33301-2334	111,113.54	9.25%
GQG PARTNERS US QUALITY VALUE FUND – INSTITUTIONAL SHARES
GOLDMAN SACHS & CO C/O MUTUAL FUNDS OPS 111 S MAIN ST SALT LAKE CTY UT 84111-2176	5,312,002.82	35.45%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	4,426,135.10	29.54%
MARIL & CO FBO 70 C/O RELIANCE TRUST COMPANY WI MAILCODE: BD1N - ATTN MF 4900 W BROWN DEER ROAD MILWAUKEE WI 53223-2422	2,169,513.29	14.48%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,002,867.45	6.69%
JAIN LATIKA TR U/A 12/19/2020 LJ 2020 3 YEAR GRANTOR RETAINED ANNUITY TRUST 1314 E LAS OLAS BLVD # 601 FT LAUDERDALE FL 33301-2334	1,002,548.33	6.69%
GQG PARTNERS GLOBAL QUALITY VALUE FUND – INVESTOR SHARES
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	268,909.92	38.68%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	202,865.31	29.18%

JAIN LATIKA TR U/A 12/19/2020 LJ 2020 3 YEAR GRANTOR RETAINED ANNUITY TRUST 1314 E LAS OLAS BLVD # 601 FT LAUDERDALE FL 33301-2334	115,994.63	16.69%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	61,964.41	8.91%
GQG PARTNERS GLOBAL QUALITY VALUE FUND – INSTITUTIONAL SHARES
JP MORGAN SECURITIES LLC OMNIBUS ACCOUNT FOR THE EXCLUSIVE BENEFIT OF CUSTOMERS 4 CHASE METROTECH CTR FL 3RD MUTUAL FUND DEPARTMENT BROOKLYN NY 11245-0003	2,851,711.03	28.17%
GOLDMAN SACHS & CO C/O MUTUAL FUNDS OPS 111 S MAIN ST SALT LAKE CTY UT 84111-2176	2,557,782.68	25.26%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	1,334,688.22	13.18%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,239,087.93	12.24%
JAIN LATIKA TR U/A 12/19/2020 LJ 2020 3 YEAR GRANTOR RETAINED ANNUITY TRUST 1314 E LAS OLAS BLVD # 601 FT LAUDERDALE FL 33301-2334	1,047,912.14	10.35%
KNIGHTS OF COLUMBUS CORE BOND FUND – CLASS I SHARES
SEI PRIVATE TRUST COMPANY C/O GWP US ADVISORS 1 FREEDOM VALLEY DR OAKS PA 19456-9989	13,724,282.26	43.28%
NABANK & CO. PO BOX 2180 TULSA OK 74101-2180	2,999,686.43	9.46%

NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	2,529,879.84	7.98%
KNIGHTS OF COLUMBUS CHARITABLE FUND INC 1 COLUMBUS PLAZA NEW HAVEN CT 06510-3326	1,620,186.40	5.11%
KNIGHTS OF COLUMBUS LIMITED DURATION FUND – CLASS I SHARES
SEI PRIVATE TRUST COMPANY C/O GWP US ADVISORS 1 FREEDOM VALLEY DR OAKS PA 19456-9989	7,964,727.70	38.68%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	2,708,868.76	13.16%
KNIGHTS OF COLUMBUS CHARITABLE FUND INC 1 COLUMBUS PLAZA NEW HAVEN CT 06510-3326	1,224,178.04	5.95%
KNIGHTS OF COLUMBUS LARGE CAP GROWTH FUND – CLASS I SHARES
SEI PRIVATE TRUST COMPANY C/O GWP US ADVISORS 1 FREEDOM VALLEY DR OAKS PA 19456-9989	4,164,260.68	36.97%
KNIGHTS OF COLUMBUS GENERAL ACCOUNT 1 COLUMBUS PLAZA NEW HAVEN CT 06510-3326	1,972,745.40	17.51%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	735,786.99	6.53%
KOFC CHARITIES USA MONEY MARKET 1 COLUMBUS PLAZA NEW HAVEN CT 06510-3326	571,040.19	5.07%
KNIGHTS OF COLUMBUS LARGE CAP VALUE FUND – CLASS I SHARES
SEI PRIVATE TRUST COMPANY C/O GWP US ADVISORS 1 FREEDOM VALLEY DR OAKS PA 19456-9989	5,150,817.36	34.37%

KNIGHTS OF COLUMBUS GENERAL ACCOUNT 1 COLUMBUS PLAZA NEW HAVEN CT 06510-3326	1,871,338.28	12.49%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,677,742.71	11.19%
KNIGHTS OF COLUMBUS SMALL CAP FUND – CLASS I SHARES
KNIGHTS OF COLUMBUS GENERAL ACCOUNT 1 COLUMBUS PLAZA NEW HAVEN CT 06510-3326	3,875,596.42	32.30%
SEI PRIVATE TRUST COMPANY C/O GWP US ADVISORS 1 FREEDOM VALLEY DR OAKS PA 19456-9989	3,604,162.96	30.04%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	698,886.03	5.82%
KNIGHTS OF COLUMBUS INTERNATIONAL EQUITY FUND – CLASS I SHARES
SEI PRIVATE TRUST COMPANY C/O GWP US ADVISORS 1 FREEDOM VALLEY DR OAKS PA 19456-9989	4,361,897.45	27.12%
KNIGHTS OF COLUMBUS GENERAL ACCOUNT 1 COLUMBUS PLAZA NEW HAVEN CT 06510-3326	3,583,905.20	22.28%
CAPINCO C/O US BANK NA 1555 N RIVERCENTER DR STE 302 MILWAUKEE WI 53212-3958	1,531,863.18	9.52%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,052,052.93	6.54%
NABANK & CO. PO BOX 2180 TULSA OK 74101-2180	944,641.55	5.87%

KNIGHTS OF COLUMBUS LONG-SHORT EQUITY FUND – CLASS I SHARES
SEI PRIVATE TRUST COMPANY C/O GWP US ADVISORS 1 FREEDOM VALLEY DR OAKS PA 19456-9989	7,505,954.94	58.49%
KNIGHTS OF COLUMBUS GENERAL ACCOUNT 1 COLUMBUS PLAZA NEW HAVEN CT 06510-3326	1,312,432.69	10.23%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,174,953.12	9.16%
KOFC CHARITIES USA MONEY MARKET 1 COLUMBUS PLAZA NEW HAVEN CT 06510-3326	790,787.67	6.16%
KNIGHTS OF COLUMBUS US ALL CAP INDEX FUND – CLASS I SHARES
SEI PRIVATE TRUST COMPANY C/O GWP US ADVISORS 1 FREEDOM VALLEY DR OAKS PA 19456-9989	3,656,110.21	30.17%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	1,625,002.47	13.41%
KNIGHTS OF COLUMBUS GENERAL ACCOUNT 1 COLUMBUS PLAZA NEW HAVEN CT 06510-3326	1,588,153.48	13.11%
VRSCO VTC CUST TTEE FBO CATHOLIC DIOCESE OF RICHMOND 403B 2727A ALLEN PARKWAY 3 FL HOUSTON TX 77019-2332	910,353.14	7.51%
KNIGHTS OF COLUMBUS CHARITABLE FUND INC 1 COLUMBUS PLAZA NEW HAVEN CT 06510-3326	792,382.65	6.54%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	766,724.32	6.33%

KNIGHTS OF COLUMBUS REAL ESTATE FUND – CLASS I SHARES
KNIGHTS OF COLUMBUS GENERAL ACCOUNT 1 COLUMBUS PLAZA NEW HAVEN CT 06510-3326	10,782,912.42	58.55%
SEI PRIVATE TRUST COMPANY C/O GWP US ADVISORS 1 FREEDOM VALLEY DR OAKS PA 19456-9989	4,801,043.61	26.07%
KNIGHTS OF COLUMBUS CORE BOND FUND - CLASS S SHARES
RELIANCE TRUST COMPANY FBO T ROWE PRICE RETIREMENT PLAN CLIENTS PO BOX 78446 ATLANTA GEORGIA 30357	91,343.07	88.27%
CBNA AS CUSTODIAN FBO THE PERSONAL ORDINARIATE 403(B) PLA 6 RHOADS DR STE 7 UTICA NY 13502-6317	10,795.78	10.43%
KNIGHTS OF COLUMBUS LIMITED DURATION FUND - CLASS S SHARES
CBNA AS CUSTODIAN FBO THE PERSONAL ORDINARIATE 403(B) PLA 6 RHOADS DR STE 7 UTICA NY 13502-6317	3,243.15	44.03%
RELIANCE TRUST COMPANY FBO T ROWE PRICE RETIREMENT PLAN CLIENTS PO BOX 78446 ATLANTA GEORGIA 30357	2,892.14	39.26%
KNIGHTS OF COLUMBUS GENERAL ACCOUNT 1 COLUMBUS PLAZA NEW HAVEN CT 06510-3326	1,218.35	16.54%
KNIGHTS OF COLUMBUS LARGE CAP GROWTH FUND - CLASS S SHARES
RELIANCE TRUST COMPANY FBO T ROWE PRICE RETIREMENT PLAN CLIENTS PO BOX 78446 ATLANTA GEORGIA 30357	102,816.56	88.69%
KNIGHTS OF COLUMBUS LARGE CAP VALUE FUND - CLASS S SHARES
RELIANCE TRUST COMPANY FBO T ROWE PRICE RETIREMENT PLAN CLIENTS PO BOX 78446 ATLANTA GEORGIA 30357	14,258.74	58.27%
PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	4,659.68	19.04%
CBNA AS CUSTODIAN FBO THE PERSONAL ORDINARIATE 403(B) PLA 6 RHOADS DR STE 7 UTICA NY 13502-6317	4,120.55	16.84%

KNIGHTS OF COLUMBUS GENERAL ACCOUNT 1 COLUMBUS PLAZA NEW HAVEN CT 06510-3326	1,428.16	5.84%
KNIGHTS OF COLUMBUS SMALL CAP FUND - CLASS S SHARES
RELIANCE TRUST COMPANY FBO T ROWE PRICE RETIREMENT PLAN CLIENTS PO BOX 78446 ATLANTA GEORGIA 30357	4,003.24	49.50%
CBNA AS CUSTODIAN FBO THE PERSONAL ORDINARIATE 403(B) PLA 6 RHOADS DR STE 7 UTICA NY 13502-6317	2,664.26	32.94%
KNIGHTS OF COLUMBUS GENERAL ACCOUNT 1 COLUMBUS PLAZA NEW HAVEN CT 06510-3326	1,419.91	17.56%
KNIGHTS OF COLUMBUS INTERNATIONAL EQUITY FUND - CLASS S SHARES
RELIANCE TRUST COMPANY FBO T ROWE PRICE RETIREMENT PLAN CLIENTS PO BOX 78446 ATLANTA GEORGIA 30357	6,632.78	64.53%
CBNA AS CUSTODIAN FBO THE PERSONAL ORDINARIATE 403(B) PLA 6 RHOADS DR STE 7 UTICA NY 13502-6317	2,304.12	22.42%
KNIGHTS OF COLUMBUS GENERAL ACCOUNT 1 COLUMBUS PLAZA NEW HAVEN CT 06510-3326	1,339.03	13.03%
METLIFE CORE PLUS FUND – RETAIL SHARES
SEI INVESTMENT COMPANY AUDIT ACCOUNT 1 FREEDOM VALLEY DR OAKS PA 19456-9989	0.809	100.00%
METLIFE CORE PLUS FUND - CLASS I SHARES
RELIANCE TRUST CO FBO COMERICA NON-EB R/R PO BOX 570788 ATLANTA GA 30357-3114	9,525,535.27	81.91%
TRUSTEES OF THE HAMLINE UNIVERSITY OF MINNESOTA 1536 HEWITT AVE SAINT PAUL MN 55104-1284	2,059,012.93	17.71%
FS MULTI-STRATEGY ALTERNATIVES FUND - CLASS A SHARES
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	3,241,171.61	64.41%

LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	408,123.68	8.11%
FS MULTI-STRATEGY ALTERNATIVES FUND - CLASS I SHARES
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUST 1 NEW YORK PLAZA FL 12 NEW YORK, NY 10004-1901	34,710,945.20	21.86%
LPL FINANCIAL FBO CUSTOMER ACCOUNTS ATTN MUTUAL FUND OPERATIONS 4707 EXECUTIVE DR SAN DIEGO CA 92121-3091	30,161,032.48	19.00%
CHARLES SCHWAB & CO INC SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO CA 94105-1901	25,268,501.24	15.92%
PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	16,428,500.88	10.35%
FIRST FOUNDATION FIXED INCOME FUND - CLASS A SHARES
PERSHING LLC PO BOX 2052 JERSEY CITY NJ 07303-2052	485,723.62	12.47%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	329,648.38	8.46%
FIRST FOUNDATION FIXED INCOME FUND - CLASS Y SHARES
CHARLES SCHWAB & CO INC CUST ATTN MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	2,719,272.00	94.29%
FIRST FOUNDATION TOTAL RETURN FUND - CLASS A SHARES
PERSHING LLC 1 PERSHING PLZ JERSEY CITY NJ 07399-0001	106,796.11	7.90%
CHARLES SCHWAB & CO INC CUST ATTN MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	79,517.17	5.88%

FIRST FOUNDATION TOTAL RETURN FUND - CLASS Y SHARES
CHARLES SCHWAB & CO INC CUST ATTN MUTUAL FUNDS DEPT 101 MONTGOMERY ST SAN FRANCISCO CA 94104-4151	963,370.86	49.91%
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUSTOMERS ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY NJ 07310-1995	780,325.35	40.43%

GALLERY TRUST

Name and Address	Outstanding Shares Held	Percentage of Class (%)
MONDRIAN EMERGING MARKETS VALUE EQUITY FUND
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-2010	1,097,624.54	44.44%
CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105	923,637.53	37.40%
CAPINCO C/O US BANK NA 1555 N RIVERCENTER DR STE 302 MILWAUKEE, WI 53212-3958	235,798.98	9.55%
MONDRIAN GLOBAL EQUITY VALUE FUND
NATIONAL FINANCIAL SERVICES LLC FOR THE EXCLUSIVE BENEFIT OF OUR CUST ATTN MUTUAL FUNDS DEPT 4TH FL 499 WASHINGTON BLVD JERSEY CITY, NJ 07310-2010	10,559,657.75	56.25%
CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105	4,615,828.80	24.59%
RELIANCE TRUST CO FBO HUNTINGTON NATIONAL BANK PO BOX 570788 ATLANTA, GA 30357	1,269,063.51	6.76%
MONDRIAN GLOBAL LISTED INFRASTRUCTURE FUND
MONDRIAN INVESTMENT GROUP U.S. INC 1105 N MARKET ST SUITE 1300 WILMINGTON, DE 19801	181,923.90	100%

MONDRIAN INTERNATIONAL VALUE EQUITY FUND
CAPINCO C/O US BANK NA 1555 N RIVERCENTER DRIVE STE 302 MILWAUKEE, WI 53212	16,185,374.81	27.46%
BAND CO C/O US BANK NA 1555 N RIVERCENTER DRIVE STE 302 MILWAUKEE, WI 53212	9,640,014.34	16.35%
CHARLES SCHWAB & CO INC ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105	8,944,292.85	15.17%
MORGAN STANLEY SMITH BARNEY LLC FOR THE EXCLUSIVE BENEFIT OF ITS CUST 1 NEW YORK PLAZA FL 12 NEW YORK, NY 10004-1901	4,654,925.84	7.90%
MAC CO A C 966897 ATTN MUTUAL FUND OPS 500 GRANT STREET ROOM 151-1010 PITTSBURGH, PA 15258	3,803,282.30	6.45%

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THE ADVISORS' INNER CIRCLE FUNDS®

FORM OF PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **vote.proxyonline.com** using your proxy control number below or use your smart camera to scan the QR code at the left.

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

CONTROL NUMBER

SAMPLE BALLOT ONLY

THE ADVISORS' INNER CIRCLE FUND III

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF THE ADVISORS' INNER CIRCLE FUND III (the "Trust"). The undersigned shareholder of the Trust hereby nominates, constitutes and appoints Michael Beattie, James Bernstein, Matthew Maher, Eric Griffith, and Alexander Smith, and each of them, the attorney, agent and proxies of the undersigned, with full powers of substitution, to vote all the shares of the Trust which the undersigned is entitled to vote at the joint Special Meeting of Shareholders, on June 11, 2025 at 10:00 a.m., Eastern time, in the offices of SEI at One Freedom Valley Drive, Oaks, PA 19456, and at any and all adjournments or postponements thereof (the "Meeting"), with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the Proposal, as more fully described in the Proxy Statement for the Meeting.

If you sign the proxy without otherwise indicating a vote on the Proposal, this proxy will be voted "FOR" the Proposal. As to any other matter that may properly come before the Meeting, the shares will be voted by the proxy in accordance with his or her judgment. The undersigned acknowledges receipt of the Notice of the Meeting and the Proxy Statement.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

Important Notice Regarding the Availability of Proxy Materials for this Joint Special Meeting of Shareholders to Be Held on June 11, 2025. The proxy statement for this meeting is available at:

https://vote.proxyonline.com/AIC/docs/2025meeting.pdf

THE ADVISORS' INNER CIRCLE FUND III

FORM OF PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

____
SIGNATURE (AND TITLE IF APPLICABLE) DATE

____
SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Board of Trustees of the Trust, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. **When properly executed, this proxy will be voted as indicated or "FOR" the proposal if no choice is indicated.** The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
1.	To elect, as a slate of nominees, each of the current Trustees and a new Trustee (individually, a "Nominee" and collectively, the "Nominees") to the Board of Trustees of the Trust (a.) John G. Alshefski (b.) Jon C. Hunt (c.) Thomas P. Lemke (d.) Nichelle Maynard-Elliott (e.) Jay C. Nadel (f.) Randall S. Yanker	○	○	○

To withhold authority to vote for any individual Nominee(s), mark "For All Except" and write the name(s) of the Nominee(s) on the line below.

____

THANK YOU FOR VOTING

FORM OF PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SAMPLE BALLOT ONLY

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **vote.proxyonline.com** using your proxy control number below or use your smart camera to scan the QR code at the left.

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call toll-free 1-866-521-4487 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER **12345678910**

GALLERY TRUST

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF GALLERY TRUST (the "Trust"). The undersigned shareholder of the Trust hereby nominates, constitutes and appoints Michael Beattie, James Bernstein, Matthew Maher, Eric Griffith, and Alexander Smith, and each of them, the attorney, agent and proxies of the undersigned, with full powers of substitution, to vote all the shares of the Trust which the undersigned is entitled to vote at the joint Special Meeting of Shareholders, on June 11, 2025 at 10:00 a.m., Eastern time, in the offices of SEI at One Freedom Valley Drive, Oaks, PA 19456, and at any and all adjournments or postponements thereof (the "Meeting"), with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the Proposal, as more fully described in the Proxy Statement for the Meeting.

If you sign the proxy without otherwise indicating a vote on the Proposal, this proxy will be voted "FOR" the Proposal. As to any other matter that may properly come before the Meeting, the shares will be voted by the proxy in accordance with his or her judgment. The undersigned acknowledges receipt of the Notice of the Meeting and the Proxy Statement.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

Important Notice Regarding the Availability of Proxy Materials for this Joint Special Meeting of Shareholders to Be Held on June 11, 2025. The proxy statement for this meeting is available at:

https://vote.proxyonline.com/ AIC/docs/2025meeting.pdf

GALLERY TRUST

FORM OF PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Board of Trustees of the Trust, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. **When properly executed, this proxy will be voted as indicated or "FOR" the proposal if no choice is indicated.** The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
1. To elect, as a slate of nominees, each of the current Trustees and a new Trustee (individually, a "Nominee" and collectively, the "Nominees") to the Board of Trustees of the Trust (a.) John G. Alshefski (b.) Jon C. Hunt (c.) Thomas P. Lemke (d.) Nichelle Maynard-Elliott (e.) Jay C. Nadel (f.) Randall S. Yanker	○	○	○

To withhold authority to vote for any individual Nominee(s), mark "For All Except" and write the name(s) of the nominee(s) on the line below.

____

THANK YOU FOR VOTING